UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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Filed by a Party other than the Registrant ☐
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☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PAX WORLD BALANCED FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PAX WORLD BALANCED FUND, INC.

PROXY STATEMENT

AND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

January 27, 2006

PAX WORLD BALANCED FUND, INC.
222 STATE STREET
PORTSMOUTH, NEW HAMPSHIRE 03801-3853

January 27, 2006

TO THE SHAREHOLDERS OF PAX WORLD BALANCED FUND, INC.:

As a shareholder in Pax World Balanced Fund, Inc. (the “Fund”), you are cordially invited to attend a special meeting (the “Meeting”) of shareholders of the Fund, to be held on February 23, 2006, at 10:00 a.m., local time, at the Sheraton Harborside Portsmouth Hotel and Conference Center, 250 Market Street, Portsmouth, New Hampshire 03801.

At the Meeting, you will be asked to consider and to vote on a proposal to approve an amendment to the Fund’s Certificate of Incorporation that would increase the number of authorized shares of the Fund’s common stock from seventy-five million (75,000,000) to one hundred fifty million (150,000,000) (the “Amendment”).

Due to significant cash inflows, the Fund exhausted its authorized shares of common stock available for issuance under its Certificate of Incorporation and inadvertently issued certain shares in excess of the 75,000,000 shares authorized (collectively, the “Overissue Shares”). All of the Overissue Shares were sold on the same basis as the Fund’s authorized shares and holders of the Overissue Shares have been treated by the Fund in every respect identically with holders of the Fund’s authorized shares. The Fund first became aware of the overissuance in December, 2005. At a special meeting of the Board of Directors of the Fund held on December 23, 2005, the Board adopted a resolution approving the Amendment and determined: (i) to seek shareholder approval of the Amendment; (ii) pending the receipt of such approval, to limit issuances of shares of the Fund only to certain institutions and individuals with whom the Fund or its principal underwriter has contractual commitments to issue shares, and to satisfy such issuances only from validly issued shares of common stock held in the Fund’s treasury; and (iii) to conduct a rescission offer with respect to the Overissue Shares. Before the Fund can reopen to all purchases, it must increase the number of authorized shares of its common stock.

If the Amendment is approved, the proposed increase in authorized shares of common stock from seventy-five million (75,000,000) to one hundred fifty million (150,000,000) would allow the Fund to reopen for all purchases and to effect an exchange of some or all of the Overissue Shares for newly authorized shares. If the Amendment is not approved, the Fund will be unable to reopen for all purchases, will treat Overissue Shares, and all rights and claims with respect thereto, as having been eliminated in exchange for newly authorized shares and may be unable to continue sales of shares in a manner typical of an open-end investment company. The enclosed proxy statement includes a more detailed discussion of both the overissuance and the Amendment, and provides important information regarding shareholder voting. You should read the enclosed proxy statement carefully before voting.

All valid shares of common stock represented by properly executed and delivered proxies will be voted in accordance with the specifications therein. If no specification is made, proxies will be voted FOR approval of the Amendment. If you attend the Meeting after already having returned your proxy card, you may withdraw your proxy and vote your shares in person.

Your vote is important to the Fund. Whether or not you plan to attend the Meeting in person and regardless of the number of shares you own, please complete, sign, date and return the enclosed proxy card promptly in the enclosed pre-addressed envelope or record your voting instructions telephonically or via the Internet. No postage is required if your proxy is mailed in the United States.

The Board of Directors of the Fund believes that the proposed increase in the authorized shares of common stock of the Fund is advisable and in the best interests of the Fund and its shareholders. Accordingly, the Board of Directors unanimously recommends that shareholders vote FOR approval of the Amendment.

Sincerely,

Thomas W. Grant
President

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PAX WORLD BALANCED FUND, INC.
222 STATE STREET
PORTSMOUTH, NEW HAMPSHIRE 03801-3853

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD FEBRUARY 23, 2006

TO OUR SHAREHOLDERS:

A special meeting of the shareholders of Pax World Balanced Fund, Inc., a Delaware corporation (the “Fund”), will be held on February 23, 2006 at 10:00 a.m., local time, at the Sheraton Harborside Portsmouth Hotel and Conference Center, 250 Market Street, Portsmouth, New Hampshire 03801, for the following purposes:

(1)         To consider approval of an amendment to the Fund’s Certificate of Incorporation that would increase the number of authorized shares of its common stock, par value $1.00 per share, from seventy-five million (75,000,000) shares to one hundred fifty million (150,000,000) shares; and

(2)         To consider such other matters as may properly come before the Meeting and at any and all adjournments thereof.

Only shareholders of record at the close of business on January 6, 2006 are entitled to notice of and to vote at the special meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Lee D. Unterman Secretary

Portsmouth, New Hampshire

January 27, 2006

A proxy card is enclosed. Your vote is important to the Fund. Whether or not you plan to attend the special meeting in person and regardless of the number of shares you own, please complete, sign, date and return the enclosed proxy card promptly in the enclosed pre-addressed envelope or record your voting instructions telephonically or via the Internet. No postage is required if your proxy card is mailed in the United States. Returning your proxy card (or recording your voting instructions via the Internet or telephonically) will not affect your right to vote in person if you attend the special meeting.

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PAX WORLD BALANCED FUND, INC.
222 STATE STREET
PORTSMOUTH, NEW HAMPSHIRE 03801-3853

PROXY STATEMENT

GENERAL

The enclosed proxy is solicited by and on behalf of the Board of Directors of Pax World Balanced Fund, Inc., (the “Fund”), for use at a special meeting of shareholders (the “Meeting”) to be held at 10:00 a.m., local time, on February 23, 2006, at the Sheraton Harborside Portsmouth Hotel and Conference Center, 250 Market Street, Portsmouth, New Hampshire 03801, and at any and all adjournments and postponements thereof. This proxy statement (the “Proxy Statement”) and the accompanying proxy card (the “Proxy Card”) are first being mailed or given to the shareholders of the Fund on or about January 27, 2006.

The most recent Annual Report of the Fund, containing audited financial statements for the fiscal year ended December 31, 2004, and the most recent Semiannual Report succeeding the Annual Report of the Fund (each, a “Report”), previously have been furnished to the Fund’s shareholders. An additional copy of each Report will be furnished without charge upon request by writing to the Fund at 222 State Street, Portsmouth, New Hampshire 03801-3853 or by calling 1-800-767-1729. The Reports also are available on the Pax World Funds website at www.paxworld.com, or at the website of the Securities and Exchange Commission (the “Commission”) at www.sec.gov.

Record Date, Quorum, Voting Power.   All voting rights are vested exclusively in the holders of the Fund’s validly issued common stock, par value $1.00 per share. Holders of shares of the Fund’s validly issued common stock are entitled to one vote for each such share held. Holders of the Fund’s validly issued common stock as of January 6, 2006 (the “Record Date”) are entitled to vote at the Meeting. At the Meeting, holders of a majority in interest of the common stock of the Fund’s validly issued, outstanding and entitled to vote, present in person or by proxy, shall constitute a quorum. Holders of the Overissue Shares (defined on page 5) shall not be entitled to vote and such shares shall not be counted in determining whether a quorum is present at the Meeting. As of the Record Date, there were 72,974,911.825 shares of the Fund’s common stock validly issued and outstanding and there were 8,613,843.599 Overissue Shares issued and outstanding as of such date.

Proxies.   Proxies in the accompanying form will be effective if properly executed and delivered prior to the Meeting in the enclosed postage-prepaid envelope. You also may record your voting instructions telephonically or via the Internet in accordance with the instructions on the Proxy Card.

Method of Tabulation.   The Fund’s shares of validly issued common stock represented by each effective proxy will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated on a Proxy Card, all shares of validly issued common stock represented by such proxy will be voted FOR approval of an amendment to the Fund’s Certificate of Incorporation (the “Amendment”), which would increase the number of authorized shares of the Fund’s common stock, par value $1.00 per share, from seventy-five million (75,000,000) shares to one hundred fifty million (150,000,000) shares; and, as to any other matters of business which properly come before the Meeting, in the discretion of the named proxies.

Required Vote.   Approval of the Amendment requires the affirmative vote of a majority of the Fund’s validly issued and outstanding common stock. The Overissue Shares shall not be tallied in calculating the shareholder vote with respect to the Amendment.

Abstentions and Broker Non-Votes.   Abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have discretionary voting power on a particular matter) would be treated as shares that are present only for purposes of determining the presence of a quorum. Therefore, abstentions and broker non-votes would have the same effect as a vote against the proposal to approve the Amendment. However, the Fund has been advised that brokers and nominees will have discretionary voting power with respect to the proposal to approve the Amendment.

Revocation.   Any shareholder signing and mailing the Proxy Card (or recording his, her or its voting instructions telephonically or via the Internet) may revoke his, her or its proxy at any time before it is voted by giving written notice of the revocation to the Fund, by voting in person at the Meeting or by filing a subsequently executed Proxy Card (or by subsequently recording voting instructions telephonically or via the Internet).

Solicitation, Expenses.   The Fund has retained the services of Automatic Data Processing, Inc. (“ADP”) to assist in the solicitation of proxies at an estimated total cost of approximately $230,000; however, the exact cost will depend on the amount and types of services rendered. Pursuant to a letter of indemnity between the Fund and Pax World Management Corporation (“PWMC”), 222 State Street, Portsmouth, New

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Hampshire 03801-3853, the Fund’s investment adviser, PWMC will reimburse the Fund for the cost of soliciting proxies. In connection with the recordation of voting instructions telephonically or via the Internet, ADP will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to allow shareholders to confirm that their instructions have been recorded properly.

As the Meeting date approaches, shareholders may receive a telephone call from a representative of ADP if their vote has not yet been received. Authorization to permit ADP to execute proxies may be obtained by telephonically or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. In all cases when a telephonic proxy is solicited, ADP’s representative is required to ask for: (i) the full name and address of the shareholder, (ii) the title of the person solicited and whether such person is authorized to direct the voting of such shares (if an entity), (iii) the number of shares owned, if known, and (iv) confirmation from the shareholder that such shareholder has received this Proxy Statement and the Proxy Card in the mail. If the information solicited from the shareholder is consistent with the information provided to ADP, then the ADP representative has the responsibility to explain the process, to read the proposal listed on the proxy card and to ask for the shareholder’s voting instructions on the proposal. Although permitted to answer questions about the process, ADP’s representative is not permitted to recommend to the shareholder how to vote, other than to read the recommendation of the Board of Directors set forth in this Proxy Statement. ADP will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter by first class mail confirming his or her vote and asking the shareholder to call ADP immediately if his, her or its votes are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Meeting, but does not wish to provide voting instructions telephonically or via the Internet, the shareholder may still submit the proxy card originally sent with this Proxy Statement or attend the Meeting in person. Should shareholders require additional information regarding this Proxy Statement or a replacement Proxy Card, they may contact ADP toll free at 1-877-333-2192.

Adjournment.   If sufficient votes in favor of the proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting to permit further solicitation of

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proxies. No notice need be given with respect to an adjourned Meeting; however, if any such adjournment extends more than 30 days after the original date of the Meeting, the Fund shall provide notice to shareholders of record entitled to vote at the Meeting. Any adjournment shall require the affirmative vote of a majority of the stock represented at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies that they are entitled to vote FOR the Amendment in favor of an adjournment and will vote those proxies required to be voted AGAINST the Amendment against an adjournment. For purposes of determining the outcome of any vote on an adjournment of the Meeting, abstentions and broker non-votes would have the same effect as a vote against the adjournment. However, the Fund has been advised that brokers and nominees will have discretionary voting power with respect to a proposed adjournment of the Meeting.

Householding.   To reduce expenses, it is intended that only one copy of this Proxy Statement will be mailed to two or more accounts sharing the same address and taxpayer identification number. If you wish to receive additional copies of this Proxy Statement and your shares are held directly with the Fund, you may call the Fund at 1-800-372-7827. Alternatively, if your shares are held through a financial institution, please contact that financial institution directly. Promptly after receipt of your request by the Fund or by the financial institution, as applicable, such party will deliver the requested copies.

Principal Underwriter.   The principal underwriter of the Fund is H.G. Wellington & Co., Inc. (“Wellington”), 14 Wall Street, 17th Floor, New York, New York 10005.

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PROPOSAL

Approval of an Amendment to the Fund’s Certificate of Incorporation to
Increase the Number of Authorized Shares of its Common Stock

On December 23, 2005, the Fund’s Board of Directors unanimously adopted a resolution approving, subject to the approval of shareholders of the Fund, the Amendment, which would increase the number of authorized shares of its common stock, par value $1.00 per share, to one hundred fifty million (150,000,000) shares. The Fund’s Certificate of Incorporation currently authorizes the Fund to issue up to seventy-five million (75,000,000) shares of its common stock. As described in greater detail under the caption “Overissuance” below, the Fund has exhausted these shares and therefore may honor purchase requests only to the extent authorized shares remain in its treasury.

Amendment

The Amendment has two purposes:  (i) to permit the Fund to effect an exchange of newly authorized shares for the Overissue Shares (as defined below) and (ii) to permit the Fund to reopen to all purchases in accordance with the terms disclosed in its prospectus. The additional 75,000,000 shares of common stock authorized by the Amendment, when issued, would have identical rights and privileges as the shares of common stock validly issued and outstanding currently.

Overissuance

Due to significant cash inflows, the Fund exhausted its authorized shares of common stock available for issuance under its Certificate of Incorporation and inadvertently issued certain shares in excess of the 75,000,000 shares authorized (collectively, the “Overissue Shares”). The Fund first became aware of the overissuance in December, 2005. At a special meeting of the Board of Directors of the Fund held on December 23, 2005, the Board adopted a resolution approving the Amendment and determined: (i) to seek shareholder approval of the Amendment; (ii) pending the receipt of such approval, to limit issuances of shares of the Fund only to certain institutions and individuals with whom the Fund or its principal underwriter has contractual commitments to issue shares, and to satisfy such issuances only from validly issues shares of common stock held in the Fund’s treasury; and (iii) to conduct a rescission offer with respect to the Overissue Shares. Before

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the Fund can reopen to all purchases, it must increase the number of authorized shares of its common stock.

All of the Overissue Shares were sold on the same basis as the Fund’s authorized shares and holders of Overissue Shares have been treated by the Fund in every respect identically with holders of the Fund’s authorized shares. The Fund’s portfolio has been managed without regard to any distinction between authorized shares and Overissue Shares. The financial results for each shareholder and for the Fund as a whole would have been the same if the Overissue Shares had been authorized. If shareholders do not approve the Amendment, the Fund will continue to honor its contractual commitments until such time as no duly authorized shares remain in the Fund’s treasury.

Rescission Offer

The Board of Directors of the Fund determined that holders of the Overissue Shares will be provided an opportunity (i) to rescind their purchase(s) of Overissue Shares or (ii) subject to shareholder approval of the Amendment, to effect an exchange of newly authorized shares of the Fund for their Overissue Shares. Accordingly, the Fund is making a rescission offer (the “Rescission Offer”) with respect to the Overissue Shares, which will remain open until the later of February 23, 2006 or the date on which shareholder approval is obtained with respect to the Amendment (the “Expiration Date”). Pursuant to the Rescission Offer, which shall be made separately from the solicitation made in this Proxy Statement and only to holders of Overissue Shares, a holder of Overissue Shares can elect either (i) to effect an exchange of newly authorized shares of common stock of the Fund for its Overissue Shares on a share-for-share basis, subject to shareholder approval of the Amendment (the “Exchange Option”), or (ii) to rescind his, her or its purchase of Overissue Shares and to receive proceeds in an amount equal to the greater of (a) the original purchase price of such Overissue Shares (less any distributions made in respect thereof), plus an amount computed by reference to the then prevailing Federal Reserve discount rate (primary credit rate) plus 5.00%, and (b) the net asset value of Overissue Shares next calculated after receipt by the Fund of the holder’s acceptance of the Rescission Offer (such amount, the “Rescission Price”). If a holder of Overissue Shares does not elect to receive either the Rescission Price or duly authorized shares, the Fund will treat the Overissue Shares held by such holder, and all rights and claims with respect thereto, as having been eliminated in exchange for the newly authorized shares and such holder’s account will be changed to eliminate references to the Overissue Shares and

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to refer instead to the newly authorized shares. Notwithstanding the foregoing, the Fund reserves the right to terminate the Rescission Offer at any time prior to the Expiration Date. If you are entitled to participate in the Rescission Offer, you will receive additional information from the Fund and documentation that must be completed, executed and returned in connection with the Rescission Offer. If you do not receive such information and documentation, you need not take any action in connection with the Rescission Offer.

If shareholders approve the Amendment, as soon as practicable after the later of (i) the date the Amendment has been filed with the Secretary of the State of Delaware or (ii) the Expiration Date, holders of Overissue Shares who so elect (or who are being treated by the Fund as having their Overissue Shares, and all rights and claims with respect thereto, eliminated in exchange for newly issued shares) would be deemed to have been issued duly authorized shares in exchange for their Overissue Shares. The Fund then would reopen to all purchases and the remaining newly authorized shares of common stock would be available for issuance. If shareholders do not approve the Amendment, the Fund (i) will cancel all Overissue Shares and pay holders thereof the Rescission Price, (ii) generally will remain closed to purchases, (iii) will issue shares in satisfaction of contractual commitments only from and to the extent of duly authorized shares held in the Fund’s treasury and (iv) may be unable to continue sales of shares in a manner typical of an open-end investment company.

Pursuant to the Letter of Indemnity (defined below), PWMC has agreed to reimburse the Fund for the costs of conducting the Rescission Offer, including but not limited to the amount, if any, by which the holders’ original purchase prices of Overissue Shares (less any distributions made in respect thereof), plus an amount computed by reference to the then prevailing Federal Reserve discount rate (primary credit rate) plus 5.00%, exceed the net asset value of Overissue Shares next calculated after receipt by the Fund of the holders’ acceptances of the Rescission Offer.

Letter of Indemnity

PWMC has undertaken by letter agreement (the “Letter of Indemnity”) to indemnify and to hold the Fund harmless from, against and in respect of any and all loses, damages, liabilities, fines, penalties, bonds, assessments and reasonable and necessary costs and expenses or amounts paid in settlement incurred or suffered by the Fund as a result of or arising out of the issuance and sale by the Fund of Overissue Shares, including without limitation,

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(i) losses relating to any threatened or pending claims, proceedings, actions or investigations (whether formal or informal) that allege violations of the General Corporation Law of the State of Delaware or the federal securities laws (including but not limited to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended), (ii) losses relating to any claims, proceedings or actions that may be threatened or commenced in the future by any person (including any regulatory authority) relating to the foregoing, and (iii) all liabilities and expenses incurred by the Fund under the provisions of the Certificate of Incorporation of the Fund providing for indemnification of directors and officers. PWMC also has agreed to reimburse the Fund for all costs associated with the Rescission Offer as well as the costs associated with obtaining shareholder approval of the Amendment. By virtue of his status as a guarantor of the obligations of PWMC under the Letter of Indemnity and as a shareholder of PWMC, Laurence A. Shadek, a Director of the Fund who is an “interested person” of the Fund as that term is used in Section 2(a)(19) of the Investment Company Act of 1940, as amended, may be deemed to have a substantial interest in this proposal.

Board Recommendation

The Board of Directors of the Fund believes that the proposed increase in the authorized shares of common stock of the Fund is advisable and in the best interests of the Fund and its shareholders. Accordingly, the Board of Directors unanimously recommends that shareholders vote FOR approval of the proposed amendment to the Fund’s Certificate of Incorporation.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth information as of the Record Date regarding the beneficial ownership of the Fund’s shares by the only persons known by the Fund to beneficially own more than 5% of the outstanding shares of common stock of the Fund. Collectively, the Directors and executive officers of the Fund own less than 1% of the Fund’s outstanding shares of common stock. The number of shares beneficially owned is determined under rules of the Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent Ownership of Outstanding Fund Shares
Charles Schwab & Co., Inc.	9,749,779.951	13.36%
Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery Street San Francisco, California 94104
ING Life Insurance & Annuity Co.	4,166,872.218	5.71%
151 Farmington Avenue Hartford, Connecticut 06156
National Financial Services Corp.	7,022,421.417	9.62%
FBO Exclusive Benefit of Customers One World Financial Center 200 Liberty Street New York, New York 10281

FINANCIAL STATEMENTS

The Fund’s audited statement of assets and liabilities, including schedule of investments, as of December 31, 2004, and the related statement of operations, statement of changes in net assets, financial highlights and notes to the financial statements for the year ended December 31, 2004, and the Fund’s unaudited statement of assets and liabilities, including schedule of investments, as of June 30, 2005, and the related statement of operations, statement of changes in net assets, financial highlights and notes to the financial statements for the six-month period ended June 30, 2005, are attached hereto as Exhibit A. The information provided as of and for the year ended December 31, 2004 has been audited by Ernst & Young LLP, the

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Fund’s independent registered public accounting firm. No representative of Ernst & Young LLP is expected to be present at the Meeting, but one can be made available to respond to appropriate questions, if necessary.

SHAREHOLDER PROPOSALS

Shareholder proposals for inclusion in the Fund’s proxy materials relating to the next annual meeting of shareholders must have been received by the Fund on or before December 28, 2005, must have complied with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and must have been mailed to the Fund’s principal executive offices at 222 State Street, Portsmouth, New Hampshire 03801-3853, Attention: Secretary.

OTHER MATTERS TO COME BEFORE THE MEETING

No Director is aware of any matters that will be presented for action at the Meeting other than the matter set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

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EXHIBIT A

FINANCIAL STATEMENTS

Financial statements for the Fund for the year ended December 31, 2004 and for the six-month period ended June 30, 2005 are presented on the following pages. Certain information reflects financial results for a single Fund share. The financial statements for the year ended December 31, 2004 have been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm, whose report is included herewith. The financial statements for the six-month period ended June 30, 2005 are unaudited.

A

Schedule of Investments
December 31, 2004
PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS, NAME OF ISSUER AND TITLE OF ISSUE	NUMBER OF SHARES	VALUE
STOCKS: 70.8%
COMMON STOCKS: 70.7%
CONSUMER DISCRETIONARY: 8.1%
Belo Corp. Series A	200,000	$5,248,000
BJ’S Wholesale Club, Inc.(a)	350,000	10,195,500
Comcast Corp. Class A(a)	150,000	4,992,000
Comcast Corp. Class A Special(a)	200,000	6,568,000
DIRECTV Group, Inc.(a)	700,000	11,718,000
Koninklijke Philips Electronics NV ADR	650,000	17,225,000
Staples, Inc.	650,000	21,911,500
Starbucks Corp.(a)	375,000	23,385,000
Tribune Co.	400,000	16,856,000
		118,099,000
CONSUMER STAPLES: 6.7%
Avon Products, Inc.	400,000	15,480,000
Corn Products International, Inc.	380,400	20,374,224
CVS Corp.	300,000	13,521,000
Dean Foods Co.(a)	375,000	12,356,250
General Mills, Inc.	200,000	9,942,000
Gillette Co.	350,000	15,673,000
Supervalu, Inc.	300,000	10,356,000
		97,702,474
ENERGY: 7.0%
Apache Corp	425,000	21,492,250
Baker Hughes, Inc.	325,000	13,867,750
BP PLC ADR	150,000	8,760,000
Cal Dive International, Inc.(a)	225,000	9,168,750
Chesapeake Energy Corp.	800,000	13,200,000
Equitable Resources, Inc.	250,000	15,165,000

Schedule of Investments (Continued)
December 31, 2004
PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS, NAME OF ISSUER AND TITLE OF ISSUE	NUMBER OF SHARES	VALUE
Questar Corp.	250,000	$12,740,000
Tidewater, Inc.	225,000	8,012,250
		102,406,000
FINANCIALS: 5.7%
American International Group, Inc.	275,000	18,059,250
Fannie Mae	225,000	16,022,250
Hospitality Properties Trust	200,000	9,200,000
Jefferson-Pilot Corp.	250,000	12,990,000
SLM Corp.	250,000	13,347,500
St. Joe Co.	225,000	14,445,000
		84,064,000
HEALTH CARE: 12.8%
Abbott Laboratories, Inc.	200,000	9,330,000
Amgen, Inc.(a)	400,000	25,660,000
Baxter International, Inc.	250,000	8,635,000
Becton Dickinson & Co.	127,100	7,219,280
Caremark Rx, Inc.(a)	600,000	23,658,000
Fisher Scientific International, Inc.(a)	336,000	20,959,680
Glaxosmithkline PLC ADR	250,000	11,847,500
Johnson & Johnson, Inc.	225,000	14,269,500
Medtronic, Inc.	350,000	17,384,500
Stryker Corp.	400,000	19,300,000
Sybron Dental Specialties, Inc.(a)	250,000	8,845,000
Wellpoint Health Networks, Inc.(a)	175,000	20,125,000
		187,233,460
INDUSTRIALS: 4.1%
Chicago Bridge & Iron Co. NV	285,000	11,400,000
Donnelley R R & Sons Co.	200,000	7,058,000
Pentair, Inc.	375,000	16,335,000
Ryder Systems, Inc.	333,300	15,921,741

Schedule of Investments (Continued)
December 31, 2004
PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS, NAME OF ISSUER AND TITLE OF ISSUE	NUMBER OF SHARES	VALUE
United Parcel Service, Inc. Class B	100,000	$8,546,000
		59,260,741
INFORMATION TECHNOLOGY: 14.7%
Accenture Ltd. Class A(a)	350,000	9,450,000
Amdocs Ltd.(a)	300,000	7,875,000
Applied Materials, Inc.(a)	350,000	5,985,000
Checkfree Corp.(a)	296,000	11,271,680
Check Point Software Technologies, Ltd.(a)	300,000	7,389,000
Citrix Systems, Inc.(a)	450,000	11,038,500
Dell Inc.(a)	550,000	23,177,000
eBay, Inc.(a)	150,000	17,442,000
EMC Corp.(a)	1,950,000	28,996,500
Fair Isaac Corp.	350,000	12,838,000
Fiserv, Inc.(a)	463,511	18,628,507
Intuit, Inc.(a)	350,000	15,403,500
Microsoft Corp.	500,000	13,355,000
Mykrolis Corp.(a)	428,000	6,064,760
Nam Tai Electronics	275,000	5,293,750
SAP Aktiengesellschaft ADR	400,000	17,684,000
Secure Computing Corp.(a)	275,000	2,744,500
		214,636,697
MATERIALS: 5.2%
Aracruz Celulose SA ADR	175,000	6,597,500
Avery Dennison Corp.	225,000	13,493,250
Cemex SA ADR	600,000	21,852,000
Masco Corp.	350,000	12,785,500
Nucor Corp.	150,000	7,851,000
Sealed Air Corp.(a)	250,000	13,317,500
		75,896,750

Schedule of Investments (Continued)
December 31, 2004
PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS, NAME OF ISSUER AND TITLE OF ISSUE	NUMBER OF SHARES	VALUE
TELECOMMUNICATION SERVICES: 3.5%
America Movil SA ADR	475,000	$24,866,250
Telefonos de Mexico SA ADR (representing ordinary shares L)	250,000	9,580,000
Vodafone Group PLC ADR	600,000	16,428,000
		50,874,250
UTILITIES: 2.9%
Aqua America, Inc.	332,875	8,185,396
KeySpan Corp.	300,000	11,835,000
Peoples Energy Corp.	299,300	13,154,235
UGI Corp.	250,000	10,227,500
		43,402,131
TOTAL COMMON STOCKS (Cost $700,889,907)		1,033,575,503
PREFERRED STOCKS: 0.1%
FINANCIALS: 0.1%
HRPT Properties Trust, Series B	50,000	1,382,750
Regency Centers Corp.	32,000	852,960
TOTAL PREFERRED STOCKS (Cost $2,249,740)		2,235,710
TOTAL STOCKS (Cost $703,139,647)		1,035,811,213
BONDS: 25.8%
MORTGAGE-BACKED SECURITIES: 4.1%
U.S. GOVERNMENT MORTGAGE-BACKED: 3.9%

Schedule of Investments (Continued)
December 31, 2004
PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS, NAME OF ISSUER AND TITLE OF ISSUE	PRINCIPAL AMOUNT	VALUE
FREDDIE MAC (Mortgage-Backed): 1.9%
5.000%, due July 1, 2007	$349,964	$357,507
4.500%, due March 1, 2008	1,634,652	1,654,696
4.500%, due April 1, 2008	1,920,307	1,943,853
3.500%, due May 1, 2008	2,011,974	1,978,749
5.000%, due October 1, 2008	2,653,962	2,711,656
4.000%, due September 1, 2010	4,314,996	4,297,596
4.000%, due May 1, 2014	3,368,522	3,340,542
4.500%, due September 1, 2018	1,515,686	1,514,233
4.000%, due September 1, 2018	1,280,461	1,254,298
5.500%, due October 1, 2018	938,926	970,626
5.500%, due October 1, 2018	1,063,835	1,099,752
5.000%, due October 1, 2018	1,445,951	1,469,581
5.000%, due November 1, 2018	868,581	882,775
5.000%, due November 1, 2018	830,715	844,291
6.500%, due May 1, 2029	559,984	588,456
6.500%, due December 1, 2029	679,688	714,247
6.500%, due June 1, 2032	815,192	855,986
		26,478,844
FANNIE MAE (Mortgage-Backed): 2.0%
5.500%, due December 1, 2011	1,500,000	1,543,125
5.000%, due January 1, 2014	2,459,685	2,538,870
5.000%, due February 1, 2014	1,675,933	1,729,886
5.500%, due November 1, 2014	3,367,147	3,511,072
5.000%, due April 1, 2018	5,500,000	5,593,291
5.000%, due November 1, 2018	421,251	428,396
5.000%, due November 1, 2018	1,090,987	1,109,492
5.000%, due November 1, 2018	1,076,060	1,094,313
5.000%, due February 1, 2019	3,084,213	3,135,579
5.000%, due April 1, 2019	1,219,706	1,240,019

Schedule of Investments (Continued)
December 31, 2004
PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS, NAME OF ISSUER AND TITLE OF ISSUE	PRINCIPAL AMOUNT	VALUE
5.000%, due June 1, 2019	$2,897,442	$2,945,697
5.500%, due July 1, 2019	2,933,895	3,034,100
8.000%, due May 1, 2030	259,238	281,093
6.500%, due June 1, 2032	1,114,916	1,170,238
		29,355,171
COMMERCIAL MORTGAGE-BACKED: 0.2%
Nomura Asset Securities Corp. 6.590%, due March 15, 2030	3,000,000	3,246,857
TOTAL MORTGAGE-BACKED SECURITIES (Cost $59,371,008)		59,080,872
U.S. GOVERNMENT AGENCY BONDS: 15.6%
FEDERAL FARM CREDIT BANK: 0.2%
3.700%, due October 27, 2008	3,000,000	2,990,634
FEDERAL HOME LOAN BANK SYSTEM: 8.8%
2.200%, due April 28, 2006	4,000,000	3,953,424
2.625%, due January 30, 2007	3,000,000	2,961,036
2.000%, due March 12, 2007	3,000,000	2,996,118
3.280%, due May 7, 2007	3,000,000	2,991,570
3.050%, due May 10, 2007	2,060,000	2,046,126
3.100%, due May 21, 2007	5,000,000	4,968,140
2.750%, due July 23, 2007	3,000,000	2,953,467
2.000%, due September 24, 2007	3,000,000	2,994,912
2.000%, due September 24, 2007	3,000,000	2,994,912
4.130%, due January 14, 2008	3,500,000	3,501,344
3.520%, due January 30, 2008	3,000,000	2,992,467

Schedule of Investments (Continued)
December 31, 2004
PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS, NAME OF ISSUER AND TITLE OF ISSUE	PRINCIPAL AMOUNT	VALUE
3.200%, due March 3, 2008	$3,000,000	$2,968,362
3.700%, due April 2, 2008	5,000,000	4,997,420
3.500%, due April 21, 2008	4,000,000	3,962,488
3.530%, due April 29, 2008	4,000,000	3,988,568
2.500%, due April 30, 2008	5,000,000	4,995,920
4.100%, due July 14, 2008	4,000,000	3,995,588
3.375%, due July 21, 2008	5,000,000	4,950,595
3.510%, due July 22, 2008	2,500,000	2,488,035
3.250%, due August 14, 2008	2,750,000	2,751,920
3.750%, due October 21, 2008	5,000,000	4,942,120
4.125%, due November 17, 2008	3,000,000	3,000,129
4.100%, due November 17, 2008	3,000,000	3,000,126
4.250%, due December 3, 2008	3,000,000	3,000,138
4.000%, due January 29, 2009	3,000,000	3,002,937
3.790%, due February 13, 2009	4,000,000	3,988,936
3.750%, due March 24, 2009	3,000,000	2,968,284
2.000%, due April 15, 2009	4,000,000	3,957,060
3.250%, due May 12, 2009	6,000,000	5,997,636
4.250%, due May 12, 2009	4,000,000	4,001,088
3.000%, due August 21, 2009	3,000,000	3,000,465
4.520%, due August 26, 2009	3,000,000	3,026,439
4.000%, due October 19, 2009	3,000,000	2,995,959
5.040%, due June 7, 2010	3,000,000	3,024,882
4.625%, due October 7, 2010	5,000,000	5,000,225
4.875%, due December 1, 2011	3,250,000	3,261,466
		128,620,302
FREDDIE MAC (Agency): 4.0%
3.000%, due May 21, 2007	5,000,000	4,962,510
3.800%, due June 28, 2007	3,000,000	3,025,002
3.000%, due August 15, 2007	3,000,000	2,971,056
2.500%, due December 24, 2007	2,500,000	2,434,390

Schedule of Investments (Continued)
December 31, 2004
PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS, NAME OF ISSUER AND TITLE OF ISSUE	PRINCIPAL AMOUNT	VALUE
3.250%, due March 14, 2008	$3,000,000	$2,963,625
3.500%, due April 15, 2008	5,305,000	5,287,324
4.125%, due August 19, 2008	7,000,000	6,964,076
4.000%, due January 14, 2009	3,000,000	2,985,339
3.500%, due April 1, 2009	3,000,000	2,966,592
4.000%, due August 4, 2009	4,000,000	3,993,724
4.125%, due November 18, 2009	3,000,000	3,014,076
3.000%, due November 23, 2009	3,765,000	3,770,629
4.850%, due December 7, 2009	4,000,000	4,039,444
4.750%, due December 8, 2010	5,000,000	5,025,265
6.250%, due March 5, 2012	4,000,000	4,182,108
		58,585,160
FANNIE MAE (Agency): 2.6%
3.050%, due April 20, 2007	4,000,000	3,975,688
3.750%, due May 17, 2007	3,000,000	3,005,640
4.320%, due July 26, 2007	4,000,000	4,034,184
3.000%, due November 28, 2007	3,000,000	2,999,823
3.000%, due May 12, 2008	3,000,000	2,979,207
3.750%, due December 8, 2008	3,000,000	2,988,846
3.677%, due February 17, 2009	7,324,000	7,390,868
4.250%, due November 23, 2009	2,000,000	2,003,008
3.625%, due December 28, 2009	4,000,000	4,006,628
5.030%, due September 23, 2011	5,000,000	5,018,260
		38,402,152
TOTAL U.S. GOVERNMENT AGENCY BONDS (Cost $229,225,095)		228,598,248
CORPORATE BONDS: 6.1%
CONSUMER DISCRETIONARY: 0.5%
Lowes Cos., Inc. 7.500%, due December 15, 2005	3,200,000	3,332,237

Schedule of Investments (Continued)
December 31, 2004
PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS, NAME OF ISSUER AND TITLE OF ISSUE	PRINCIPAL AMOUNT	VALUE
Tandy Corp. 6.950%, due September 1, 2007	$994,000	$1,076,376
Toyota Motor Credit Corp. 2.750%, due August 6, 2009	2,727,270	2,672,002
		7,080,615
CONSUMER STAPLES: 0.3%
CVS Corp. 3.875%, due November 1, 2007	5,000,000	5,025,905
FINANCIALS: 2.0%
AFLAC, Inc. 6.500%, due April 15, 2009	5,000,000	5,452,670
Chubb Corp. 3.950%, due April 1, 2008	5,000,000	5,009,580
CIT Group, Inc. 5.500%, due November 30, 2007	10,000,000	10,475,210
SLM Corp. Tranche TR 00034 4.000%, due January 15, 2009	4,000,000	4,001,748
SLM Corp. Tranche TR 00061 3.500%, due June 23, 2014	1,600,000	1,579,696
SLM Corp. Tranche TR 00066 4.000%, due July 25, 2014	3,075,000	3,064,760
		29,583,664
HEALTH CARE: 1.7%
Baxter International, Inc. 5.250%, due May 1, 2007	5,000,000	5,165,480
Bristol Myers Squibb Co. 5.750%, due October 1, 2011	8,400,000	9,008,807
Unitedhealth Group, Inc. 5.200%, due January 17, 2007	4,835,000	5,010,747
Wellpoint, Inc., 144A 3.750%, due December 14, 2007(b)	2,000,000	2,000,330

Schedule of Investments (Continued)
December 31, 2004
PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS, NAME OF ISSUER AND TITLE OF ISSUE	PRINCIPAL AMOUNT	VALUE
Wellpoint, Inc., 144A 4.250%, due December 15, 2009(b)	$3,000,000	$3,001,881
		24,187,245
INDUSTRIALS: 0.4%
Pentair, Inc. 7.850%, due October 15, 2009	5,000,000	5,720,095
INFORMATION TECHNOLOGY: 0.4%
Fiserv, Inc. 4.000%, due April 15, 2008	3,000,000	3,012,390
Thermo Electron Corp 7.625%, due October 30, 2008	3,000,000	3,348,150
		6,360,540
TELECOMMUNICATION SERVICES: 0.4%
Vodafone Airtouch PLC 7.750%, due February 15, 2010	5,000,000	5,808,520
UTILITIES: 0.4%
National Fuel Gas Co. 6.303%, due May 27, 2008	5,500,000	5,913,297
TOTAL CORPORATE BONDS (Cost $89,977,452)		89,679,881
TOTAL BONDS (Cost $378,573,555)		377,359,001
COMMERCIAL PAPER: 0.5%
Bellsouth Corp. 2.001%, due January 19, 2005	3,000,000	2,997,013
Toyota Motor Credit, Co. 1.979%, due January 13, 2005	5,000,000	4,996,717
TOTAL COMMERCIAL PAPER (Cost $7,993,730)		7,993,730

Schedule of Investments (Continued)
December 31, 2004
PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS, NAME OF ISSUER AND TITLE OF ISSUE	PRINCIPAL AMOUNT	VALUE
CERTIFICATES OF DEPOSIT: 0.1%
South Shore Bank 1.000%, due April 10, 2005	$500,000	$500,000
Self Help Credit Union 2.880%, due May 26, 2005	250,000	250,000
TOTAL CERTIFICATES OF DEPOSIT (Cost $750,000)		750,000
	NUMBER OF SHARES
MONEY MARKET SHARES: 2.7%
Pax World Money Market Fund—Note B(c) (Cost $38,931,855)	38,931,855	38,931,855
TOTAL INVESTMENTS: 99.9% (Cost $1,129,388,788)		$1,460,845,799
Other assets and liabilities (Net): 0.1%		1,355,625
Net Assets: 100%		$1,462,201,424

(a)                 Non income producing security.

(b)                Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.

(c)                 Controlled Affiliate—security is managed by Pax World Management Corp., the Fund’s adviser.

ADR—American Depository Receipt

See notes to financial statements

Statement of Assets and Liabilities
December 31, 2004
PAX WORLD BALANCED FUND, INC.

ASSETS
Investments, at value—note A (cost—$1,090,456,933)	$1,421,913,944
Investments, at value in affiliates (cost—$38,931,855)	38,931,855
Total Investments	1,460,845,799
Cash	500,099
Prepaid expenses	172,059
Receivables
Capital stock sold	1,939,685
Dividends and interest—note A	4,146,066
Investment securities sold	1,421,227
Due from adviser—note B	108,803
Total Assets	1,469,133,738
LIABILITIES
Payables:
Capital stock reacquired	4,685,567
Investment securities purchased	977,584
Accrued expenses:
Investment advisory fees—note B	602,564
Distribution expense	318,489
Transfer agent fees	128,574
Legal and audit fees	65,064
Custodian fees	26,086
Administration fees	472
Other accrued expenses	127,914
Total Liabilities	6,932,314
NET ASSETS	$1,462,201,424
NET ASSETS REPRESENTED BY:
Paid in Capital	$1,130,227,659
Undistributed net investment income	242,403
Accumulated net realized gain (loss)	274,350
Net unrealized appreciation of:
Investments	331,457,012
NET ASSETS	$1,462,201,424
Shares of capital stock outstanding (75,000,000 authorized shares and $1.00 par value)	62,961,708
Net Asset Value per Share	$23.22

See notes to financial statements

Statement of Operations
Year Ended December 31, 2004
PAX WORLD BALANCED FUND, INC.

INVESTMENT INCOME
Income—note A
Dividends (net of withholding tax of $205,444)	$13,083,050
Dividends from affiliate	457,527
Interest	12,706,422
Total Income	26,246,999
Expenses
Investment advisory fee—note B	6,543,464
Distribution expense—note B	3,115,834
Transfer agent fees	1,256,800
Printing and other shareholder communication fees	362,996
Custodian fees	325,519
Legal fees and related expenses	335,871
Directors’ fees and expenses—note B	139,157
Audit fees	64,097
Registration fees	14,963
Administration fees	13,333
State taxes	84,766
Other expenses	87,088
Total Expenses	12,343,888
Less: Fees paid indirectly—note D	(7,490)
Money market advisory fee waiver—note B	(27,516)
Net expenses	12,308,882
Net investment income (loss)	$13,938,117
REALIZED AND UNREALIZED GAIN—notes A and C
Net realized gain on:
Investments	40,294,784
Change in unrealized appreciation (depreciation) on:
Investments	115,493,208
Net realized and unrealized gain on investments and foreign currency	155,787,992
Net increase in net assets resulting from operations	$169,726,109

See notes to financial statements

Statements of Changes in Net Assets
PAX WORLD BALANCED FUND, INC.

	Year Ended	Year Ended
	December 31, 2004	December 31, 2003
Increase (decrease) in net assets
Operations
Investment income (loss), net	$13,938,117	$12,135,196
Net realized gain (loss) on investments and foreign currency transactions	40,294,784	(19,832,291)
Change in unrealized appreciation (depreciation) on investments and foreign currency transactions	115,493,208	186,044,323
Net increase in net assets resulting from operations	169,726,109	178,347,228
Distributions to shareholders from:
Net investment income	(13,344,000)	(11,834,367)
Tax return of capital	—	(331,248)
Total distributions to shareholders	(13,344,000)	(12,165,615)
From capital share transactions:
Net increase in net assets from capital share transactions	81,776,924	25,193,760
Net increase in net assets	238,159,033	191,375,373
Net assets
Beginning of year	1,224,042,391	1,032,667,018
End of year[1]	$1,462,201,424	$1,224,042,391
[1] Includes undistributed net investment income	$242,403	$—

See notes to financial statements

Statements of Changes in Net Assets—Capital Stock Activity
PAX WORLD BALANCED FUND, INC.

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003
	Shares		Amount
Common Stock
Shares sold	9,722,177	42,156,563	$208,620,381	$782,790,843
Shares issued in reinvestment of distributions	568,310	577,536	12,569,837	11,332,089
Shares redeemed	(6,515,120)	(41,495,133)	(139,413,294)	(768,929,172)
Net increase	3,775,367	1,238,966	$81,776,924	$25,193,760

Financial Highlights
PAX WORLD BALANCED FUND, INC.

1. Selected Data for a share outstanding throughout each period

	Year Ended December 31
	2004	2003	2002	2001	2000
Net Asset Value, beginning of period	$20.68	$17.82	$19.91	$22.41	$23.40
Income (loss) from investment operations
Investment income, net[1]	0.23	0.20	0.33	0.47	0.51
Realized and unrealized gain (loss) on investments, net	2.53	2.87	(2.09)	(2.49)	0.78
Total from investment operations	2.76	3.07	(1.76)	(2.02)	1.29
Less distributions
Dividends from investment income, net	0.22	0.20	0.33	0.47	0.53
Distributions from realized gains	—	—	—	—	1.74
Tax return of capital	—	0.01	—	0.01	0.01
Total distributions	0.22	0.21	0.33	0.48	2.28
Net asset value, end of period	$23.22	$20.68	$17.82	$19.91	$22.41
2. Total return[2]	13.39%	17.27%	(8.86)%	(9.09)%	5.66%
3. Ratios and supplemental data
Net assets, end of period (’000,000s)	$1,462	$1,224	$1,033	$1,161	$1,230
Ratio to average net assets:
Net expenses, excluding custody credits	0.95%	0.99%	0.95%	0.94%	0.96%
Net investment income	1.07%	1.09%	1.74%	2.27%	2.14%
Portfolio turnover rate	33.02%	19.33%	36.96%	37.50%	26.49%
Net expenses, including custody credits and expenses assumed by Adviser	0.95%	0.99%	0.95%	0.94%	0.96%
Net expenses, excluding custody credits and expenses assumed by Adviser	0.95%	0.99%	0.97%	0.94%	0.96%

(1)          Based on average shares outstanding during the period.

(2)          Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges.

Notes to Financial Statements
December 31, 2004
PAX WORLD BALANCED FUND, INC.

NOTE A—ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Pax World Balanced Fund, Inc. (“Balanced Fund” or the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Act”).

The Fund’s policy is to invest in securities of companies producing goods and services that improve the quality of life, and that are not, to any degree, engaged in manufacturing defense or weapons-related products or companies that derive revenue from the manufacture of tobacco, liquor, and/or gambling products.

The Fund’s investment objective is primarily to provide its shareholders with a diversified holding of securities of companies which offer primarily income and conservation of principal and secondarily possible long-term growth of capital through investment in common and preferred stocks and debt securities.

Accounting estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of investments

Securities listed on any national, regional, local or foreign exchange are valued at the closing prices on such exchanges. Securities listed on the NASDAQ national market system (other than options on stock and stock indices) are valued using the NASDAQ Official Closing Price (the “NOCP”). Shares in money market funds are valued at $1 per share. Certificates of

Notes to Financial Statements (Continued)
December 31, 2004
PAX WORLD BALANCED FUND, INC.

deposit, if any, are valued at cost; accrued interest to December 31, 2004 is included in dividends and interest receivable. Securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by Pax World Management Corp. (the “Adviser”) in accordance with procedures approved by the Board of Directors.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses from the sale or disposition of securities are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment income

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premiums, if any. The Fund amortizes purchase price premium and accretes discount on bonds, if any, over the remaining life of the bonds using the effective interest method of amortization; for callable bonds, the amortization period is to the most likely call date.

Expenses

Expenses of the Fund, which are directly identifiable to the Fund, are applied to the Fund. Expenses, which are not readily identifiable to the Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Fund and other Pax World Funds. The Fund has a 12b-1 plan.

Distributions to shareholders

Distributions to shareholders are recorded by the Fund on the ex-dividend dates.

The Fund intends to declare and distribute dividends from net investment income, if any, semi-annually.

Notes to Financial Statements (Continued)
December 31, 2004
PAX WORLD BALANCED FUND, INC.

The Fund will distribute net realized capital gains, if any, annually.

Federal income taxes

The Fund has qualified and intends to continue to qualify for and elect treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all taxable income to the shareholders. Therefore, no Federal income or excise tax provision is required. The Pax World Funds (including the Fund) are treated as separate entities for U.S. Federal income tax purposes.

Foreign currency transactions

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

NOTE B—INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER PARTIES

The Fund has entered into an Investment Advisory Agreement (the “Agreement”) with Pax World Management Corp. (the “Adviser”). Pursuant to the Agreement, the Adviser furnishes investment advisory services in connection with the management of the Fund. Under the Agreement, the Adviser, subject to the supervision of the Board of Directors of the Fund, is responsible for managing the assets of the Fund in accordance with its investment objectives, investment program and policies. The Adviser

Notes to Financial Statements (Continued)
December 31, 2004
PAX WORLD BALANCED FUND, INC.

determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund.

As compensation for services rendered, the Fund pays the Adviser a fee accrued daily and paid monthly, at the annual rate set forth below as a percentage of the average daily net assets of the Fund. Pursuant to the terms of the Advisory Agreement between the Fund and the Adviser, the Adviser will be compensated by the Fund for its services at an annual rate of three-quarters of one percent (.75%) of average daily net assets up to and including $25,000,000 and one-half of one percent (.50%) of average daily net assets in excess of $25,000,000.

The Adviser has agreed to supply and pay for such services as are deemed by the Board of Directors of the Fund to be necessary or desirable and proper for the continuous operations of the Fund (excluding all taxes and charges of governmental agencies and brokerage commissions incurred in connection with portfolio transactions) with respect to the Fund that exceed, on a per annum basis, one and one-half percent (1.5%) of the average daily net assets of the Fund. Such expenses include (i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Directors; (iii) the fees of the Fund’s custodian and transfer agent; (iv) the fees of the Fund’s legal counsel and independent accountants; (v) the reimbursement of organizational expenses; and (vi) expenses related to shareholder communications including all expenses of shareholders’ and Board of Directors’ meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders. For the year ended December 31, 2004, there were no expense reimbursements or voluntary fee waivers for the Fund.

The Fund maintains a distribution expense plan (the “Plan”) pursuant to Rule 12b-1 under the Act pursuant to which the Fund incurs the expenses of distributing its shares. The Fund has instituted this plan. Such expenses include (but are not limited to) advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature. The Plan provides that the Fund may pay to one or more of its 12b-1

Notes to Financial Statements (Continued)
December 31, 2004
PAX WORLD BALANCED FUND, INC.

distributors (i) individually and in the aggregate, up to twenty-five hundredths of one percent (.25%) per annum of its average daily net assets of the Fund for personal service and/or the maintenance of shareholder accounts as defined by Rule 2830 of the National Association of Securities Dealers Rules of Conduct, and (ii) total distribution fees (including the service fee of ..25% of 1%) up to twenty-five hundredths of one percent (.25%) of its average daily net assets with respect the Fund. The Plan may be terminated at any time, without penalty, by (a) the vote of a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan or (b) the vote of the holders of a majority of the outstanding shares of the Fund. If the Plan is terminated, the payment of fees to third parties would be discontinued at that time. For the year ended December 31, 2004, the Fund was not charged expenses in excess of the contractual rate.

The Fund is permitted to invest in the Pax World Money Market Fund, Inc., which is also managed by the Adviser. The Adviser has agreed to waive the portion of the advisory fee necessary to offset the amount of the advisory fee payable by Pax World Money Market Fund, Inc. to the Adviser with respect to any assets that the Fund has invested in the Pax World Money Market Fund, Inc. For the year ended December 31, 2004, the advisory fee was waived with respect to the Fund in the amount of $27,516.

Several individuals who are officers and/or Directors of the Fund are also employees of the Adviser.

The Fund currently pays each of its unaffiliated Directors a fee of $2,000, and each of its affiliated Directors a fee of $1,000, for attendance at each meeting of the Board of Directors of the Fund. In addition, the Fund pays $1,000 to each member of its Audit Committee for attendance at each meeting of such committee. The Fund pays $300 to each member of its Nominating Committee for attendance at each meeting of such committee.

Mr. Lee Unterman, a partner with Kurzman Karelsen & Frank, LLP, is Secretary of the Fund. During the year ended December 31, 2004, the Fund incurred legal fees and related expenses with Kurzman Karelsen & Frank, LLP, general counsel for the Fund, in the amount of $331,185.

Notes to Financial Statements (Continued)
December 31, 2004
PAX WORLD BALANCED FUND, INC.

Substantially all of the Adviser’s capital stock is currently owned by Mr. Laurence A. Shadek and his three siblings, Messrs. Thomas F. Shadek and James M. Shadek and Ms. Katherine Shadek Boyle. In addition, the Shadek family has a twenty-five and seventy-three hundredths percent (25.73%) ownership interest in H.G. Wellington and Co., Inc., the Funds’ distributor and a brokerage firm that the Funds may use to execute brokerage transactions (“H.G. Wellington”). Thomas W. Grant, the President of the Adviser and of H.G. Wellington, has less than 5% ownership interest in the Adviser and H.G. Wellington. Brokerage commissions and Distribution expenses under the Plan paid to H.G. Wellington during the year ended December 31, 2004 are as follows:

Brokerage	% of Total	Distribution
Commission	Commissions	Expenses
$198,778	21.46%	$5,855

NOTE C—INVESTMENTS INFORMATION

Purchases and proceeds from sales of investments for the Fund for the year ended December 31, 2004 are as follows:

Purchases		Proceeds
	U.S.		U.S.
	Government		Government
Investments*	Bonds	Investments*	Bonds
$280,934,621	$220,184,319	$250,961,110	$163,736,395

*                    excluding short-term investments and U.S. Government bonds

Notes to Financial Statements (Continued)
December 31, 2004
PAX WORLD BALANCED FUND, INC.

The term “affiliated company” includes other investment companies that are managed by a fund’s adviser. At December 31, 2004, the Fund held the following security of an affiliated company, Pax World Money Market Fund, Inc.:

Value at		Purchased	Sold	Value at	Dividend
12/31/03		Cost	Cost	12/31/04	Income
$36,700,004	*	$324,312,241	$322,080,390	$38,931,855	$457,527

*                    A “controlled affiliate” is a company in which a fund has ownership of at least 25% of the voting securities. At December 31, 2004, the Fund held at least 25% of the Pax World Money Market Fund, Inc.

For Federal income tax purposes, the identified cost of investments owned at December 31, 2004 as well as the gross unrealized appreciation and depreciation of investments and resulting net unrealized appreciation (depreciation) as of December 31, 2004 were as follows for the Fund:

Identified
cost of			Net
investments	Gross	Gross	unrealized
for Federal	unrealized	unrealized	appreciation
income tax basis	appreciation	depreciation	(depreciation)
$1,129,388,787	$338,590,871	$7,133,859	$331,457,012

NOTE D—TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Notes to Financial Statements (Continued)
December 31, 2004
PAX WORLD BALANCED FUND, INC.

For the year ended December 31, 2004, permanent differences resulting primarily from differing treatments for paydowns, foreign currency transactions and net investment loss were identified and reclassified among the components of net assets as follows:

	Accumulated
Undistributed Net	Net Realized
Investment Income	Gain (Loss)	Paid-In Capital
$(351,714)	$351,714	$0

Net investment income, net realized gains (losses) and net assets were not affected by these reclassifications.

Under current tax laws, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Fund incurred losses in the amount of $202,650 during the period November 1, 2004 through December 31, 2004, which have been deferred for tax purposes until fiscal year 2005.

The tax character of distributions paid during the years ended December 31 was as follows:

2004	2004	2003	2003
Ordinary	Long-Term	Ordinary	Tax Return
Income	Capital Gains	Income	of Capital
$13,344,000	$0	$11,834,367	$331,248

As of December 31, 2004, the components of distributable earnings (net unrealized appreciation as stated in note C) on a tax basis were as follows:

Undistributed	Undistributed
Ordinary Income	Long-Term Capital Gain
$719,403	$0

At December 31, 2004, the Fund had no capital loss carryforwards.

NOTE E—CUSTODIAN BANK AND CUSTODIAN FEES

The custodian fees charged are reduced, pursuant to expense offset arrangements with the Fund, by an earnings credit which is based upon the

Notes to Financial Statements (Continued)
December 31, 2004
PAX WORLD BALANCED FUND, INC.

average cash balance maintained at the Fund’s custodian. If the Fund did not have such offset arrangements, it could have invested such amounts in income-producing assets. Custody credits for the Fund for the year ended December 31, 2004, reported as Fees paid indirectly in the Statements of Operations, are $7,490.

NOTE F—PROXY VOTING (Unaudited)

You may obtain a description of the Fund’s proxy voting policies and procedures, without charge, upon request by contacting the Fund at 800-767-1729 or on the SEC’s website at www.sec.gov.

The information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by telephoning Pax World at 800-767-1729, visiting Pax World’s website at www.paxworld.com, or by visiting the SEC’s website at www.sec.gov.

NOTE G—QUARTERLY PORTFOLIO HOLDINGS DISCLOSURE (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Forms N-Q may also be obtained by visiting Pax World’s website at www.paxworld.com or telephoning Pax World (toll-free) at 800-767-1729.

NOTE H—MANAGEMENT OF THE FUND (Unaudited)

The Fund’s officers are responsible for the day-to-day operations of the Fund. The Fund’s Board of Directors oversee the Adviser and decide upon matters of general policy. The Board of Directors meets four (4) times per year, reviews portfolio selections and bonding requirements, declares dividends, if any, and reviews the activities of the executive officers of the

Notes to Financial Statements (Continued)
December 31, 2004
PAX WORLD BALANCED FUND, INC.

Fund. Such activities are consistent with their fiduciary obligations as directors under the General Corporation Law of the State of Delaware. The Adviser furnishes daily investment advisory services.

Officers/Directors

The following table reflects the name, address and age, position(s) held with the Fund, the term of office and length of time served, the principal occupation(s) during the past five (5) years, other directorships held, and the number of portfolios overseen in the Pax World Fund Family of those persons who are the officers and/or directors of the Fund. The directors and officers set forth in the first table below (Interested Directors and Officers) are considered interested persons under the Investment Company Act of 1940, as amended, by virtue of their position or affiliation with the Adviser and/or H.G. Wellington & Co., Inc., the Fund’s distributor and a brokerage firm that the Fund may use to execute brokerage transactions (“H.G. Wellington”). The directors and officers in the second table (Disinterested Directors and Officers) are not considered interested persons and have no affiliation with the Adviser or H.G. Wellington.

None of the directors or officers of the Fund are related to one another by blood, marriage or adoption, except that Laurence A. Shadek and James M. Shadek are brothers. The aggregate remuneration paid by the Fund during the period covered by the report to: (i) all directors and all members of any advisory board for regular compensation; (ii) each director and each member of an advisory board for special compensation; (iii) all officers; and (iv) each person of whom any officer or director of the Fund is an affiliated person is $129,000.

Notes to Financial Statements (Continued)
December 31, 2004
PAX WORLD BALANCED FUND, INC.

Interested Directors and Officers

Name, Address and Age	Position(s) Held with Fund; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director or Officer	Number of Portfolios in the Pax World Fund Family Overseen by Director
Thomas W. Grant 14 Wall Street New York, NY 10005; (63)2, 3, and 4	Vice Chairman of the Board of Directors; Director and President (since 1996)

Mr. Grant is the Vice Chairman of the Board and President of the Fund (1996-present), the President of Pax World Growth Fund (1997-present), the Pax World High Yield Fund (1999-present), the Pax World Money Market Fund (1998-present), the Adviser (1996-present), and H.G. Wellington (1991-present). Mr. Grant has been associated with H.G. Wellington since 1991 and served previously with the firm of Fahnestock & Co. for twenty-six years as a partner, managing director and senior officer. His duties encompassed branch office management, corporate finance, syndications and municipal and corporate bonds. Mr. Grant is a graduate of the University of North Carolina (BA). Mr. Grant is also a member of the board of directors of the Securities Investor Protection Corporation (2003-present).

3

Notes to Financial Statements (Continued)
December 31, 2004
PAX WORLD BALANCED FUND, INC.

Name, Address and Age	Position(s) Held with Fund; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director or Officer	Number of Portfolios in the Pax World Fund Family Overseen by Director
Laurence A. Shadek 14 Wall Street New York, NY 10005; (55)2, 3, and 4	Chairman of the Board of Directors; Director (since 1996)

Mr. Shadek is the Chairman of the Board of Directors of the Fund (1996-present), the Pax World Growth Fund (1997-present), and the Pax World High Yield Fund (1999-present), an Executive Vice President of the Pax World Money Market Fund (1998-present), the Chairman of the Board of the Adviser (1996-present), and an Executive Vice-President of H.G. Wellington (1986-present). Mr. Shadek, together with members of his family, owns substantially all of the outstanding shares of capital stock of the Adviser and a 25.73% interest in H.G. Wellington. Mr. Shadek has been associated with H.G. Wellington since March 1986 and was previously associated with Stillman, Maynard & Co., where he was a general partner. Mr. Shadek’s investment experience includes twelve years as a limited partner and Account Executive with the firm Moore & Schley. Mr. Shadek is a graduate of Franklin & Marshall College (BA) and NYU Stern School of Business (MBA). Mr. Shadek is a member of the Board of Trustees of Franklin & Marshall College.

3

Notes to Financial Statements (Continued)
December 31, 2004
PAX WORLD BALANCED FUND, INC.

Disinterested Directors and Officers

Name, Address and Age	Position(s) Held with Fund; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director or Officer	Number of Portfolios in the Pax World Fund Family Overseen by Director
Carl H. Doerge, Jr. 867 Remsen Lane Oyster Bay, NY 11771; (66)5, 6, and 7	Director (since 1998)	Mr. Doerge has been a private investor since 1995. Prior to that, Mr. Doerge was Executive Vice President and Managing Director of Smith Barney for approximately twenty-four years. Mr. Doerge is a Member of the Board of Trustees, the Deputy Mayor and the Police Commissioner of the Village of Upper Brookville, NY. Mr. Doerge also is a member of the Board of Directors (1998-present) and Chairman of the Investment Committee (1999-present) of St. Johnland Nursing Home in Kings Park, NY.	3
Anita D. Green c/o Pax World Management Corp. 222 State Street Portsmouth, NH 03801; (40)	Co-Treasurer (1998-2004)

Ms. Green serves as the Vice President of Social Research (2003-present) and was the Director of Social Research (1996-2003) and Manager of Shareholder Services (1990-2000) for the Adviser. Ms. Green was also a Co-Treasurer of the Adviser (1998-2004) and the Fund (1998-2004) and an Assistant Treasurer of the Pax World Growth Fund (1997-2004) and the Pax World High Yield Fund (1999-2004). Ms. Green is a member of the Board of Directors of the Social Investment Forum (SIF), the steering committee of the SIF International Working Group, and the steering committee of the Social Investment Research Analyst Network.

			N/A

Notes to Financial Statements (Continued)
December 31, 2004
PAX WORLD BALANCED FUND, INC.

Name, Address and Age	Position(s) Held with Fund; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director or Officer	Number of Portfolios in the Pax World Fund Family Overseen by Director
Michelle L. Guilmette c/o Pax World Management Corp. 222 State Street Portsmouth, NH 03801-3853; (31)	Assistant Treasurer (since 1997) and Assistant Secretary (since 1999)

Ms. Guilmette is the Operations Specialist—Broker/Dealer Services (1999-present) and was a Shareholder Services Representative (1992-1999) for the Adviser. Ms. Guilmette also is an Assistant Treasurer of the Fund (1997-present), and is an Assistant Secretary of the Fund (1999-present), the Pax World Growth Fund (1999-present) and the Pax World High Yield Fund (2000-present).

N/A
James M. Large, Jr. c/o Pax World Management Corp. 222 State Street Portsmouth, NH 03801; (72)5, 6, and 7	Director (since 2001)

Mr. Large served as the Chairman Emeritus of Dime Bancorp, Inc. (1998-2002) and was the Chairman (1995-1997) and Chief Executive Officer (1995-1996) of Dime Bancorp, Inc. Prior to that, Mr. Large was the Chairman and Chief Executive Officer of Anchor Savings Bank / Anchor Bancorp (1989-1995). Mr. Large is a member of the Board of Directors of the Wildlife Conservation Society and served as its Acting President and Chief Executive Officer (2000-2001). Mr. Large also is a member of the Boards of Directors of the Nature Conservancy of Long Island (where he served as Acting Executive Director in 1998), the Nature Conservancy of New York, North Shore Wildlife Sanctuary, Matinicock Planning Board, Nassau Community College and Long Island Index. Mr. Large also serves on the Investment Advisory Committee of the Episcopal Diocese of Long Island.

3

Notes to Financial Statements (Continued)
December 31, 2004
PAX WORLD BALANCED FUND, INC.

Name, Address and Age	Position(s) Held with Fund; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director or Officer	Number of Portfolios in the Pax World Fund Family Overseen by Director
Louis F. Laucirica 30 Oldchester Road Essex Fells, NJ 07021; (63)8, 9 and 10	Director (since 2003)	Mr. Laucirica is an Associate Dean and Director of Undergraduate Studies of Stevens Institute of Technology, Howe School (1999-present). Prior to that, Mr. Laucirica was Executive-in-Residence and Executive Director Professional and International Programs of Pace University, Lubin School (1998-1999), and the President and Chief Executive Officer of Norton Performance Plastics Corporation (1989-1998). Mr. Laucirica had been associated with the Norton company since 1972.	3
Joy L. Liechty 1403 Ashton Court Goshen, IN 46526; (51)8 and 9	Director (since 1991)	Ms. Liechty is a Client/ Sales Advocate and Corporate Conference Planner with the Mennonite Mutual Aid Association, a faith-based socially responsible investing, financial services and insurance institution located in Goshen, Indiana (1989-present). Ms. Liechty has been associated with that organization since 1976, serving as the Manager of Client Services from 1980 to 1989.	2

Notes to Financial Statements (Continued)
December 31, 2004
PAX WORLD BALANCED FUND, INC.

Name, Address and Age	Position(s) Held with Fund; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director or Officer	Number of Portfolios in the Pax World Fund Family Overseen by Director
Sanford C. Sherman 91 Hillside Drive Portsmouth, NH 03801; (68)5 and 6	Director (since 1992)	Mr. Sherman is a Trustee of the Piscataqua Savings Bank, Portsmouth, NH (1972-present) and the Chairman of the Piscataqua Savings Bank Trust Committee (1999-present). Mr. Sherman also was the Chief Executive Officer until December 31, 2000, and was the President until December 31, 1999, of the Piscataqua Savings Bank, positions he held since April 1981. For 21 years prior thereto, Mr. Sherman held various other positions with the bank, including Vice President and Treasurer.	2
Janet Lawton Spates c/o Pax World Management Corp. 222 State Street Portsmouth, NH 03801; (34)	Treasurer (since 1998)

Ms. Spates serves as the Chief Operating Officer for the Adviser (1992-present). Ms. Spates is also Treasurer of the Adviser (1998-present) and Treasurer of the Fund (1998-present) and an Assistant Treasurer of the Pax World Growth Fund (1997-present) and the Pax World High Yield Fund (1999-present).

			N/A
Nancy S. Taylor 600 Salem End Road Framingham, MA 01702; (49)8 and 9	Director (since 1997)	Dr. Taylor serves as the Senior Minister of the Old South Church in Boston, MA (2005-present). She previously served as the Minister and President of the Massachusetts Conference of the United Church of Christ (2001-2005) and before that as Senior Minister with the First Congregational Church in Boise, Idaho (1992-2001). Dr. Taylor is a Trustee of Andover Newton Theological School (2002-present) and a director of Ecclesia Ministries, a ministry to Boston’s homeless population (2003-present).	2

Notes to Financial Statements (Continued)
December 31, 2004
PAX WORLD BALANCED FUND, INC.

Name, Address and Age	Position(s) Held with Fund; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director or Officer	Number of Portfolios in the Pax World Fund Family Overseen by Director
Lee D. Unterman c/o Kurzman Karelsen & Frank, LLP 230 Park Avenue New York, NY 10169; (53)	Secretary (since 1997) and Chief Compliance Officer (since 2004)

Mr. Unterman serves as the Secretary of the Fund (1997-present), the Pax World Growth Fund (1997-present) and the Pax World High Yield Fund (1999-present) and as Chief Compliance Officer for the Fund, the Pax World Growth Fund and the Pax World High Yield Fund and for the Adviser (2004-present). Mr. Unterman is a Partner with the law firm of Kurzman Karelsen & Frank, LLP (2000-present) and was a Partner with the law firms of Bresler Goodman & Unterman, LLP (1997-2000) and Broudy & Jacobson (1988-1997). In addition, Mr. Unterman serves as the Chief Compliance Officer and Chief Operating Officer (since September 2004) of David J. Greene and Company, LLC, a registered broker/dealer and investment adviser, which is not currently engaged in the public mutual fund industry.

			N/A
Esther J. Walls Apartment 29-J 160 West End Avenue New York, NY 10023; (78)	Director	Ms. Walls is a director of the Fund (1981-present), the Pax World Growth Fund (2002-present) and the Pax World High Yield Fund (1999-present). In addition, Ms. Walls was Associate Director of Libraries, State University of New York, Stony Brook, Long Island, NY (1974-1990). Ms. Walls also was a member of the Boards of Directors of UNICEF and the International Relations Committee of the American Library Association.	3

(1)             Directors of the Fund are elected each year at the Fund’s Annual Meeting of Shareholders and hold office until the next Annual Meeting of Shareholders of the Fund or until a successor shall have been chosen and shall have qualified. Officers of the Fund are elected each year at the Fund’s Annual Meeting of the Board of Directors and hold office until the

Notes to Financial Statements (Continued)
December 31, 2004
PAX WORLD BALANCED FUND, INC.

next Annual Meeting of the Board of Directors of the Fund or until a successor shall have been chosen and shall have qualified.

(2), (3) and (4)         Designates a member of the Investment Committee of the Fund. The Investment Committee has the responsibility of overseeing the Fund’s investments.

(5), (6) and (7)         Designates a member of the Audit Committee of the Fund. The Audit Committee has the responsibility of overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance. The Board of Directors of the Fund has determined that the Fund has three “financial experts” (as defined under Regulation S-K of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended) serving on the Audit Committee, namely Messrs. Carl H. Doerge, Jr., James M. Large, Jr. and Sanford C. Sherman.

(8), (9) and (10)   Designates a member of the Nominating Committee of the Fund. The Nominating Committee has the responsibility of nominating new members of the Fund’s Board of Directors.

The Statement of Additional Information includes additional information about Fund Directors and is available upon request without charge by calling 800-767-1729 between the hours of 9:00 a.m. and 8:00 p.m. Eastern Time or by visiting our website at www.paxworld.com.

Report of Ernst & Young LLP, Independent Registered
Public Accounting Firm

To the Shareholders and Board of Directors of

PAX World Balanced Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the PAX World Balanced Fund, Inc. (the “Fund”) as of December 31, 2004, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for each of the three years in the period ended December 31, 2002 were audited by other auditors, whose report dated January 17, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes considerations of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the PAX World Balanced Fund, Inc. at December 31, 2004, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 10, 2005

Schedule of Investments (Unaudited)
June 30, 2005
PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,	NUMBER
NAME OF ISSUER AND TITLE OF ISSUE	OF SHARES	VALUE
STOCKS: 64.8%
COMMON STOCKS: 64.7%
CONSUMER DISCRETIONARY: 4.8%
Belo Corp. Series A	156,900	$3,760,893
BJ’s Wholesale Club, Inc.(a)	350,000	11,371,500
Comcast Corp. Class A(a)	225,000	6,907,500
Comcast Corp. Class A Special(a)	225,000	6,738,750
Honda Motor LTD ADR	125,000	3,076,250
Koninklijke Philips Electronics NV ADR	650,000	16,373,500
Staples, Inc.	975,000	20,787,000
Toyota Motor Credit Corp. ADR	100,000	7,149,000
Tribune Co.	167,400	5,889,132
		82,053,525
CONSUMER STAPLES: 8.4%
Avon Products, Inc.	400,000	15,140,000
Corn Products International, Inc.	760,800	18,076,608
CVS Corp.	600,000	17,442,000
General Mills, Inc.	121,100	5,666,269
Gillette Co.	375,000	18,986,250
Kimberly-Clark Corp.	350,000	21,906,500
Estee Lauder Cos., Inc.	250,000	9,782,500
McCormick & Co., Inc.	350,000	11,438,000
PepsiCo, Inc.	250,000	13,482,500
Supervalu, Inc.	300,000	9,783,000
		141,703,627
ENERGY: 7.4%
Apache Corp.	425,000	27,455,000
Baker Hughes, Inc.	325,000	16,627,000
BP PLC ADR	150,000	9,357,000

Schedule of Investments (Unaudited) (Continued)
June 30, 2005
PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,	NUMBER
NAME OF ISSUER AND TITLE OF ISSUE	OF SHARES	VALUE
Cal Dive International, Inc.(a)	225,000	$11,783,250
Chesapeake Energy Corp.	800,000	18,240,000
Equitable Resources, Inc.	250,000	17,000,000
Questar Corp.	250,000	16,475,000
Tidewater, Inc.	225,000	8,577,000
		125,514,250
FINANCIALS: 4.6%
Capital Automotive REIT	175,000	6,679,750
CheckFree Corp.(a)	296,000	10,081,760
Fannie Mae	225,000	13,140,000
The First Marblehead Corp.(a)	50,000	1,753,000
Hospitality Properties Trust	200,000	8,814,000
Jefferson-Pilot Corp.	250,000	12,605,000
National City Corp.	225,000	7,677,000
SLM Corp.	125,000	6,350,000
St. Joe Co.	125,000	10,192,500
		77,293,010
HEALTH CARE: 11.4%
Abbott Laboratories, Inc.	200,000	9,802,000
Amgen, Inc.(a)	400,000	24,184,000
Astrazeneca PLC ADR	100,000	4,126,000
Baxter International, Inc.	250,000	9,275,000
Becton Dickinson & Co.	127,100	6,668,937
Caremark Rx, Inc.(a)	600,000	26,712,000
Glaxosmithkline PLC ADR	300,000	14,553,000
Johnson & Johnson, Inc.	225,000	14,625,000
Medtronic, Inc.	350,000	18,126,500
Stryker Corp.	350,000	16,646,000
Sybron Dental Specialties, Inc.(a)	250,000	9,405,000
UnitedHealth Group, Inc.	200,000	10,428,000
Wellpoint Health Networks, Inc.(a)	400,000	27,856,000
		192,407,437

Schedule of Investments (Unaudited) (Continued)
June 30, 2005
PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,	NUMBER
NAME OF ISSUER AND TITLE OF ISSUE	OF SHARES	VALUE
INDUSTRIALS: 4.4%
American Standard Cos., Inc.	300,000	$12,576,000
Chicago Bridge & Iron Co. N.V.	650,000	14,859,000
Donnelley R R & Sons Co.	200,000	6,902,000
Pentair, Inc.	450,000	19,264,500
Ryder Systems, Inc	333,300	12,198,780
TNT N.V. ADR	325,000	8,238,750
		74,039,030
INFORMATION TECHNOLOGY: 12.7%
Accenture Ltd. Class A(a)	400,000	9,068,000
Amdocs Ltd.(a)	300,000	7,929,000
Applied Materials, Inc.	350,000	5,663,000
Check Point Software Technologies, Ltd.(a)	300,000	5,940,000
Cisco Systems, Inc.(a)	830,000	15,861,300
Citrix Systems, Inc.(a)	500,000	10,830,000
Dell Inc.(a)	550,000	21,730,500
EMC Corp.(a)	1,950,000	26,734,500
Fair Isaac Corp	350,000	12,775,000
Fiserv, Inc.(a)	463,511	19,907,797
Intuit, Inc.(a)	350,000	15,788,500
Microsoft Corp.	650,000	16,146,000
Mykrolis Corp.(a)	428,000	6,081,880
Nam Tai Electronics	325,000	7,390,500
QUALCOMM, Inc.	475,000	15,679,750
SAP Aktiengesellschaft ADR	350,000	15,155,000
Secure Computing Corp.(a)	275,000	2,992,000
		215,672,727
MATERIALS: 3.7%
Aracruz Celulose SA ADR	175,000	6,081,250

Schedule of Investments (Unaudited) (Continued)
June 30, 2005
PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,	NUMBER
NAME OF ISSUER AND TITLE OF ISSUE	OF SHARES	VALUE
Cemex SA ADR	600,000	$25,452,000
Masco Corp.	350,000	11,116,000
Nucor Corp.	150,000	6,843,000
Sealed Air Corp.(a)	250,000	12,447,500
		61,939,750
TELECOMMUNICATION SERVICES: 3.6%
America Movil SA ADR	450,000	26,824,500
BT Group ADR	225,000	9,360,000
France Telecom ADR	100,000	2,914,000
Philippine Long Dist Tel Co. ADR	99,900	2,902,095
Telefonos de Mexico SA ADR (representing ordinary shares L)	500,000	9,445,000
Vodafone Group PLC ADR	400,000	9,728,000
		61,173,595
UTILITIES: 3.7%
Aqua America, Inc.	332,875	9,899,703
KeySpan Corp.	300,000	12,210,000
Peoples Energy Corp.	299,300	13,007,578
UGI Corp.	500,000	13,950,000
Veolia Environment ADR	350,000	13,090,000
		62,157,281
TOTAL COMMON STOCKS (Cost $800,498,396)		1,093,954,232
PREFERRED STOCKS: 0.1%
FINANCIALS: 0.1%
HRPT Properties Trust, Series B	50,000	1,354,000

Schedule of Investments (Unaudited) (Continued)
June 30, 2005
PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,	NUMBER
NAME OF ISSUER AND TITLE OF ISSUE	OF SHARES	VALUE
Regency Centers Corp.	32,000	$823,840
TOTAL PREFERRED STOCKS (Cost $2,249,740)		2,177,840
TOTAL STOCKS (Cost $802,748,136)		1,096,132,072
	PRINCIPAL AMOUNT
BONDS: 29.2%
MORTGAGE-BACKED SECURITIES: 5.0%
U.S. GOVERNMENT MORTGAGE-BACKED: 4.8%
FREDDIE MAC (Mortgage-Backed): 1.4%
5.000%, due July 1, 2007	$290,730	294,771
4.500%, due March 1, 2008	1,366,963	1,373,374
4.500%, due April 1, 2008	1,592,576	1,600,045
3.500%, due May 1, 2008	1,780,011	1,737,311
5.000%, due October 1, 2008	1,858,306	1,884,264
4.000%, due September 1, 2010	3,962,792	3,921,110
4.000%, due May 1, 2014	3,060,412	3,013,675
4.000%, due September 1, 2018	1,015,951	994,812
4.500%, due September 1, 2018	1,470,210	1,464,748
5.000%, due October 1, 2018	1,408,574	1,425,519
5.500%, due October 1, 2018	987,570	1,014,156
5.500%, due October 1, 2018	914,789	939,416
5.000%, due November 1, 2018	807,797	817,514
5.000%, due November 1, 2018	714,573	723,169
6.500%, due May 1, 2029	535,479	556,197

Schedule of Investments (Unaudited) (Continued)
June 30, 2005
PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,	PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE	AMOUNT	VALUE
6.500%, due December 1, 2029	$577,920	$600,281
6.500%, due June 1, 2032	762,783	790,836
		23,151,198
FANNIE MAE (Mortgage-Backed): 3.4%
5.500%, due December 1, 2011	1,206,814	1,224,035
5.000%, due January 1, 2014	2,183,196	2,227,801
5.000%, due February 1, 2014	1,488,946	1,519,367
5.500%, due October 1, 2014	2,802,454	2,884,812
5.500%, due November 1, 2014	3,070,897	3,161,143
5.000%, due April 1, 2018	4,992,862	5,052,710
5.000%, due November 1, 2018	230,379	233,140
5.000%, due November 1, 2018	1,061,786	1,074,513
5.000%, due November 1, 2018	1,039,991	1,052,457
5.000%, due February 1, 2019	2,933,945	2,968,378
5.000%, due April 1, 2019	1,085,634	1,098,375
5.000%, due June 1, 2019	2,665,699	2,696,984
5.500%, due July 1, 2019	2,512,326	2,580,653
4.500%, due November 1, 2019	2,856,235	2,845,469
5.000%, due January 2, 2020	2,442,605	2,471,272
5.000%, due March 1, 2020	2,961,673	2,996,731
5.000%, due October 1, 2023	2,440,920	2,460,736
4.500%, due January 1, 2025	1,969,860	1,948,916
5.000%, due June 1, 2025	2,987,480	3,011,377
8.000%, due May 1, 2030	255,342	274,622
6.500%, due June 1, 2032	1,107,192	1,147,761
4.000%, due June 1, 2033	3,688,817	3,484,134
1.000%, due January 1, 2035	4,986,241	4,941,627
6.000%, due April 1, 2035	2,972,522	3,048,513
1.000%, due June 1, 2035	1,997,223	2,007,577
		58,413,103

Schedule of Investments (Unaudited) (Continued)
June 30, 2005
PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,	PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE	AMOUNT	VALUE
COMMERCIAL MORTGAGE-BACKED: 0.2%
Nomura Asset Securities Corp. 6.590%, due March 15, 2030	$3,000,000	$3,186,011
TOTAL MORTGAGE-BACKED SECURITIES (Cost $88,322,507)		84,750,312
U.S. GOVERNMENT AGENCY BONDS: 18.1%
FEDERAL FARM CREDIT BANK: 1.6%
3.700%, due October 27, 2008	3,000,000	2,970,594
4.550%, due April 26, 2010	5,000,000	5,032,830
4.480%, due June 21, 2010	3,000,000	2,983,878
4.950%, due May 9, 2012	7,000,000	7,008,274
4.950%, due May 16, 2012	5,000,000	4,991,430
5.300%, due June 22, 2015	3,000,000	2,998,554
4.990%, due January 28, 2015	1,000,000	1,006,806
		26,992,366
FEDERAL HOME LOAN BANK SYSTEM: 9.0%
2.200%, due April 28, 2006	4,000,000	3,950,024
2.625%, due January 30, 2007	3,000,000	2,945,313
3.280%, due May 7, 2007	3,000,000	2,970,000
3.100%, due May 21, 2007	5,000,000	4,932,655
2.750%, due July 23, 2007	3,000,000	2,935,653
4.000%, due September 24, 2007	3,000,000	3,009,429
4.000%, due January 28, 2008	1,500,000	1,498,341
3.520%, due January 30, 2008	3,000,000	2,971,782
4.500%, due February 15, 2008	2,000,000	2,002,516

Schedule of Investments (Unaudited) (Continued)
June 30, 2005
PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,	PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE	AMOUNT	VALUE
3.200%, due March 3, 2008	$3,000,000	$2,948,316
3.700%, due April 2, 2008	5,000,000	4,966,765
3.500%, due April 21, 2008	4,000,000	3,936,508
3.530%, due April 29, 2008	4,000,000	3,963,408
4.100%, due July 14, 2008	4,000,000	3,968,580
3.375%, due July 21, 2008	5,000,000	4,904,415
3.510%, due July 22, 2008	2,500,000	2,473,015
3.250%, due August 14, 2008	2,750,000	2,743,857
3.750%, due October 21, 2008	5,000,000	4,914,610
4.125%, due November 17, 2008	3,000,000	2,994,687
4.100%, due November 17, 2008	3,000,000	2,993,529
4.250%, due December 3, 2008	3,000,000	2,999,949
3.000%, due December 11, 2008	1,000,000	1,000,597
4.000%, due January 29, 2009	3,000,000	2,987,721
3.790%, due February 13, 2009	4,000,000	3,964,856
3.750%, due March 24, 2009	3,000,000	2,953,227
2.000%, due April 15, 2009	4,000,000	3,954,656
4.250%, due May 12, 2009	4,000,000	3,975,248
3.250%, due May 12, 2009	6,000,000	5,966,040
3.500%, due August 21, 2009	3,000,000	3,000,030
4.520%, due August 26, 2009	3,000,000	3,002,424
4.000%, due October 19, 2009	3,000,000	2,980,017
4.350%, due February 16, 2010	3,000,000	3,005,160
4.450%, due February 24, 2010	3,000,000	3,004,179
5.040%, due June 7, 2010	3,000,000	3,000,513
4.625%, due October 7, 2010	5,000,000	5,000,595
4.875%, due December 1, 2011	3,250,000	3,250,455
4.270%, due January 17, 2012	3,000,000	2,971,962
4.950%, due January 26, 2012	3,000,000	3,010,518
5.250%, due March 3, 2012	5,000,000	5,023,275
4.950%, due March 15, 2012	3,000,000	3,031,707
4.650%, due June 29, 2012	3,000,000	2,994,417

Schedule of Investments (Unaudited) (Continued)
June 30, 2005
PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,	PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE	AMOUNT	VALUE
4.800%, due July 19, 2012	$3,500,000	$3,504,795
5.300%, due August 16, 2012	3,000,000	3,006,069
5.450%, due April 27, 2015	3,000,000	3,046,539
5.250%, due July 14, 2016	3,000,000	3,007,323
		151,665,675
FREDDIE MAC (Agency): 3.5%
3.800%, due June 28, 2007	3,000,000	2,997,891
3.000%, due August 15, 2007	3,000,000	2,950,602
4.050%, due September 24, 2007	2,500,000	2,501,568
2.500%, due December 24, 2007	2,500,000	2,420,963
3.250%, due March 14, 2008	3,000,000	2,940,486
3.500%, due April 15, 2008	5,305,000	5,245,149
4.125%, due August 19, 2008	7,000,000	6,991,621
4.000%, due January 14, 2009	3,000,000	2,965,752
3.500%, due April 1, 2009	3,000,000	2,948,568
4.000%, due August 4, 2009	4,000,000	3,976,136
4.125%, due November 18, 2009	3,000,000	2,998,386
3.000%, due November 23, 2009	3,765,000	3,757,447
4.850%, due December 7, 2009	4,000,000	4,007,480
4.750%, due December 8, 2010	5,000,000	4,992,010
5.875%, due March 21, 2011	3,000,000	3,234,666
6.250%, due March 5, 2012	4,000,000	4,143,412
		59,072,137
FANNIE MAE (Agency): 4.0%
3.050%, due April 20, 2007	4,000,000	3,946,964
4.320%, due July 26, 2007	4,000,000	4,002,512
3.000%, due November 28, 2007	3,000,000	2,993,532
3.000%, due May 12, 2008	3,000,000	2,966,181
4.000%, due August 8, 2008	3,000,000	2,989,119
3.750%, due December 8, 2008	3,000,000	2,972,388
4.000%, due January 26, 2009	4,000,000	3,993,240

Schedule of Investments (Unaudited) (Continued)
June 30, 2005
PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,	PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE	AMOUNT	VALUE
4.290%, due February 17, 2009	$7,324,000	$7,268,704
4.250%, due November 23, 2009	2,000,000	1,993,528
3.625%, due December 28, 2009	4,000,000	3,989,720
4.300%, due February 17, 2010	3,000,000	3,004,845
4.400%, due March 8, 2010	3,000,000	3,006,297
5.000%, due April 6, 2010	4,000,000	4,034,916
4.750%, due April 19, 2010	3,000,000	3,032,403
5.030%, due September 23, 2011	5,000,000	5,014,305
4.750%, due February 21, 2013	6,000,000	5,993,484
5.000%, due March 2, 2015	7,000,000	7,061,222
		68,263,360
TOTAL U.S. GOVERNMENT AGENCY BONDS (Cost $304,207,290)		305,993,538
CORPORATE BONDS: 6.1%
CONSUMER DISCRETIONARY: 0.7%
Lowes Cos., Inc. 7.500%, due December 15, 2005	3,200,000	3,251,056
Tandy Corp. 6.950%, due September 1, 2007	994,000	1,033,387
Toyota Motor Credit Corp. 4.160%, due July 28, 2008	3,000,000	2,961,300
Toyota Motor Credit Corp. 2.750%, due August 6, 2009	2,454,540	2,400,822
Toyota Motor Credit Corp. 5.010%, due January 18, 2015	2,000,000	1,937,620
		11,584,185
CONSUMER STAPLES: 0.6%
CVS Corp. 3.875%, due November 1, 2007	5,000,000	4,978,595

Schedule of Investments (Unaudited) (Continued)
June 30, 2005
PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,	PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE	AMOUNT	VALUE
Estee Lauder Cos., Inc. 6.000%, due January 15, 2012	$1,599,000	$1,746,306
Supervalu, Inc. 7.500%, due May 15, 2012	3,000,000	3,445,221
		10,170,122
FINANCIALS: 1.9%
AFLAC, Inc. 6.500%, due April 15, 2009	5,000,000	5,421,085
Chubb Corp. 3.950%, due April 1, 2008	5,000,000	4,967,215
CIT Group, Inc. 5.500%, due November 30, 2007	10,000,000	10,286,110
SLM Corp. Tranche TR 00034 4.000%, due January 15, 2009	4,000,000	3,971,240
SLM Corp. Tranche TR 00084 4.300%, due June 1, 2009	2,000,000	1,963,340
SLM Corp. Tranche TR 00061 3.850%, due June 23, 2014	1,600,000	1,564,752
SLM Corp. Tranche TR 00066 4.000%, due July 25, 2014	3,075,000	3,046,956
		31,220,698
HEALTH CARE: 1.4%
Baxter International, Inc. 5.250%, due May 1, 2007	5,000,000	5,094,970
Bristol Myers Squibb Co. 5.750%, due October 1, 2011	8,400,000	8,998,878
UnitedHealth Group, Inc. 5.200%, due January 17, 2007	4,835,000	4,914,565
Wellpoint, Inc. 3.750%, due December 14, 2007	2,000,000	1,975,386

Schedule of Investments (Unaudited) (Continued)
June 30, 2005
PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,	PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE	AMOUNT	VALUE
Wellpoint, Inc. 4.250%, due December 15, 2009	$3,000,000	$2,989,728
		23,973,527
INDUSTRIALS: 0.3%
Pentair, Inc. 7.850%, due October 15, 2009	5,000,000	5,628,785
INFORMATION TECHNOLOGY: 0.2%
Fiserv, Inc. 4.000%, due April 15, 2008	3,000,000	2,959,902
TELECOMMUNICATION SERVICES: 0.7%
British Telecommunication PLC 8.125%, due December 15, 2010	5,000,000	5,926,550
CenturyTel, Inc. 5.000%, due February 15, 2015	2,000,000	1,937,760
France Telecom SA 8.000%, due March 1, 2011	3,000,000	3,485,481
		11,349,791
UTILITIES: 0.3%
National Fuel Gas Co. 6.303%, due May 27, 2008	5,500,000	5,812,147
TOTAL CORPORATE BONDS (Cost $103,419,856)		102,699,157
TOTAL BONDS (Cost $495,949,653)		493,443,007
CERTIFICATES OF DEPOSIT: 0.1%
Self Help Credit Union 3.700%, due May 26, 2006	250,000	250,000
South Shore Bank 2.750%, due October 11, 2005	500,000	500,000
TOTAL CERTIFICATES OF DEPOSIT (Cost $750,000)		750,000

Schedule of Investments (Unaudited) (Continued)
June 30, 2005
PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,	PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE	AMOUNT	VALUE
COMMERCIAL PAPER: 2.0%
Bellsouth Corp 3.09%, due July 13, 2005	$6,000,000	$5,993,820
Constitution State Corporate 3.25%, due August 1, 2005	7,000,000	6,980,470
The Procter & Gamble Co. 3.02%, due July 5, 2005	8,000,000	7,997,333
The Procter & Gamble Co. 2.87%, due July 18, 2005	5,000,000	4,992,917
McCormick & Co., Inc. 3.39%, due November 29, 2005	8,000,000	7,887,924
TOTAL COMMERCIAL PAPER (Cost $33,852,464)		33,852,464
	NUMBER
	OF SHARES
MONEY MARKET SHARES: 4.1%
Pax World Money Market Fund— note B(c) (Cost $68,980,906)	68,980,906	68,980,906
TOTAL INVESTMENTS: 100.2% (Cost $1,402,281,159)		1,693,158,449
Other assets and liabilities (Net): (0.2%)		(2,675,354)
Net assets: 100.0%		$1,690,483,095

(a)    Non-income producing security.

(b)   Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers

(c)    Controlled Affiliate—Security is managed by Pax World Management Corp., the Fund’s Adviser.

ADR—American Depository Receipt

See notes to financial statements

Statement of Assets and Liabilities (Unaudited)
June 30, 2005
PAX WORLD BALANCED FUND, INC.

ASSETS
Investments, at value—note A (cost—$1,333,300,253)	$1,624,177,543
Investments, at value in affiliates (cost—$68,980,906)	68,980,906
Total Investments	1,693,158,449
Cash	500,390
Prepaid expenses	94,515
Receivables:
Capital stock sold	16,396,136
Dividends and interest—note A	6,275,672
Investment securities sold	3,768,292
Total Assets	1,720,193,454
LIABILITIES
Payables:
Capital stock reacquired	1,088,995
Investment securities purchased	27,368,434
Accrued expenses:
Investment advisory fees—note B	659,612
Distribution expense	196,778
Transfer agent fee	203,996
Legal and Audit fees	17,627
Custodian fees	42,197
Administration fee	4,223
Other accrued expenses	128,497
Total Liabilities	29,710,359
NET ASSETS	$1,690,483,095
NET ASSETS REPRESENTED BY:
Paid in Capital	$1,348,694,331
Undistributed net investment income (loss)	9,855,367
Accumulated net realized gain (loss)	41,056,107
Net unrealized appreciation of:
Investments	290,877,290
NET ASSETS	$1,690,483,095
Shares of capital stock outstanding (75,000,000 authorized shares, and $1 par value for all funds)	72,470,017
Net asset value per share	$23.33

See notes to financial statements

Statement of Operations (Unaudited)
Six Months Ended June 30, 2005
PAX WORLD BALANCED FUND, INC.

INVESTMENT INCOME
Income—note A
Dividends (net of withholding tax of $216,941)	$7,493,801
Dividends from affiliate	833,213
Interest	8,628,779
Total Income	16,955,793
Expenses
Investment advisory fees—note B	3,853,548
Distribution expenses—note B	1,811,944
Transfer agent fees	848,574
Printing and other shareholder communication fees	221,269
Custodian fees	202,921
Legal fees and related expenses	105,986
Directors’ fees and expenses—note B	128,432
Audit fees	35,627
Registration fees	30,304
Administration fees	17,209
State taxes	37,511
Other expenses	83,237
Total Expenses	7,376,562
Less: Fees paid indirectly—note D	(9,408)
Money market advisory fee waiver—note B	(24,325)
Net expenses	7,342,829
Net investment income (loss)	9,612,964
REALIZED AND UNREALIZED GAIN (LOSS)—notes A and C
Net realized gain on:
Investments	40,781,757
Change in unrealized appreciation (depreciation) on:
Investments	(40,579,722)
Net realized and unrealized gain on investments and foreign currency	202,035
Net increase in net assets resulting from operations	$9,814,999

See notes to financial statements

Statements of Changes in Net Assets
PAX WORLD BALANCED FUND, INC.

	Six Months Ended	Year Ended
	June 30, 2005	December 31, 2004
	(Unaudited)
INCREASE (DECREASE) IN NET ASSETS
Operations:
Investment income (loss), net	$9,612,964	$13,938,117
Net realized gain on investments and foreign currency transactions	40,781,757	40,294,784
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(40,579,722)	115,493,208
Net increase (decrease) in net assets resulting from operations	9,814,999	169,726,109
Distributions to shareholders from:
Net investment income Common Stock	—	(13,344,000)
Total distributions to shareholders	—	(13,344,000)
From capital share transactions:
Net increase in net assets from capital share transactions	218,466,672	81,776,924
Redemption fees	—	—
Net increase in net assets	228,281,671	238,159,033
NET ASSETS
Beginning of period	1,462,201,424	1,224,042,391
End of year[1]	$1,690,483,095	$1,462,201,424
[1]Includes undistributed net investment income (loss)	$9,855,367	$242,403

See notes to financial statements

Statements of Changes in Net Assets—Capital Stock Activity
PAX WORLD BALANCED FUND, INC.

	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	June 30, 2005	December 31,	June 30, 2005	December 31,
	(Unaudited)	2004	(Unaudited)	2004
	Shares		Amount
Common Stock
Shares sold	12,000,912	9,722,177	$275,784,815	$208,620,381
Shares issued in reinvestment of distributions	60	568,310	1,401	12,569,837
Shares redeemed	(2,492,663)	(6,515,120)	(57,319,544)	(139,413,294)
Net increase	9,508,309	3,775,367	$218,466,672	$81,776,924

See notes to financial statements

Financial Highlights
PAX WORLD BALANCED FUND, INC.

1. Selected data for a share outstanding throughout each period

	Six Months Ended June 30,	Year Ended December 31
	2005	2004	2003	2002	2001	2000
	(Unaudited)
Net asset value, beginning of period	$23.22	$20.68	$17.82	$19.91	$22.41	$23.40
Income (loss) from investment operations
Investment income, net[1]	0.14	0.23	0.20	0.33	0.47	0.51
Realized and unrealized gain (loss) on investments, net	(0.03)	2.53	2.87	(2.09)	(2.49)	0.78
Total from investment operations	0.11	2.76	3.07	(1.76)	(2.02)	1.29
Less distributions
Dividends from investment income, net	—	0.22	0.20	0.33	0.47	0.53
Distributions from realized gains	—	—	—	—	—	1.74
Tax return of capital	—	—	0.01	—	0.01	0.01
Total distributions	—	0.22	0.21	0.33	0.48	2.28
Net asset value, end of period	$23.33	$23.22	$20.68	$17.82	$19.91	$22.41
2. Total return[2]	0.47%[3]	13.39%	17.27%	(8.86)%	(9.09)%	5.66%
3. Ratios and supplemental data
Net assets, end of period (‘000,000s)	$1,690	$1,462	$1,224	$1,033	$1,161	$1,230
Ratio to average net assets:
Net expenses, excluding custody credits	0.96%[4]	0.95%	0.99%	0.95%	0.94%	0.96%
Net investment income	1.26%[4]	1.07%	1.09%	1.74%	2.27%	2.14%
Portfolio turnover rate	13.46%[3]	33.02%	19.33%	36.96%	37.50%	26.49%
Net expenses, including custody credits and expenses assumed by Adviser	0.96%[4]	0.95%	0.99%	0.95%	0.94%	0.96%
Net expenses, excluding custody credits and expenses assumed by Adviser	0.96%[4]	0.95%	0.99%	0.97%	0.94%	0.96%

(1)             Based on average shares outstanding during the period

(2)             Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges

(3)             Not Annualized

(4)             Annualized

Notes to Financial Statements (Unaudited)
June 30, 2005
PAX WORLD BALANCED FUND, INC.

NOTE A—ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Pax World Balanced Fund, Inc. (“Balanced Fund” or the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Act”).

The Fund’s policy is to invest in securities of companies producing goods and services that improve the quality of life, and that are not, to any degree, engaged in manufacturing defense or weapons-related products or companies that derive revenue from the manufacture of tobacco, liquor, and/or gambling products.

The Fund’s investment objective is primarily to provide its shareholders with a diversified holding of securities of companies which offer primarily income and conservation of principal and secondarily possible long-term growth of capital through investment in common and preferred stocks and debt securities.

Accounting estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of investments

Securities listed on any national, regional, local or foreign exchange are valued at the closing prices on such exchanges. Securities listed on the NASDAQ national market system (other than options on stock and stock indices) are valued using the NASDAQ Official Closing Price (the “NOCP”).

Notes to Financial Statements (Unaudited)(Continued)
June 30, 2005
PAX WORLD BALANCED FUND, INC.

Shares in money market funds are valued at $1 per share. Certificates of deposit, if any, are valued at cost; accrued interest to June 30, 2005 is included in dividends and interest receivable. Securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by Pax World Management Corp. (the “Adviser”) in accordance with procedures approved by the Board of Directors.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses from the sale or disposition of securities are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment income

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premiums, if any. The Fund amortizes purchase price premium and accretes discount on bonds, if any, over the remaining life of the bonds using the effective interest method of amortization; for callable bonds, the amortization period is to the most likely call date.

Expenses

Expenses of the Fund that are directly identifiable to the Fund are applied to the Fund. Expenses that are not readily identifiable to the Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Pax World Funds. The Fund has a 12b-1 plan.

Distributions to shareholders

Distributions to shareholders are recorded by the Fund on the ex-dividend dates.

Notes to Financial Statements (Unaudited)(Continued)
June 30, 2005
PAX WORLD BALANCED FUND, INC.

The Fund intends to declare and distribute dividends from net investment income, if any, semi-annually.

The Fund will distribute net realized capital gains, if any, annually.

Federal income taxes

The Fund has qualified and intends to qualify for and elect treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all taxable income to the shareholders. Therefore, no Federal income or excise tax provision is required. The Pax World Funds are treated as separate entities for U.S. Federal income tax purposes.

Foreign currency transactions

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

NOTE B—INVESTMENT ADVISORY FEE AND TRANSACTIONS WITH AFFILIATES AND OTHER PARTIES

The Fund has entered into an Investment Advisory Agreement (the “Agreement”) with Pax World Management Corp. (the “Adviser”). Pursuant to the Agreement, the Adviser furnishes investment advisory services in connection with the management of the Fund. Under the Agreement, the

Notes to Financial Statements (Unaudited)(Continued)
June 30, 2005
PAX WORLD BALANCED FUND, INC.

Adviser, subject to the supervision of the Board of Directors of the Fund, is responsible for managing the assets of the Fund in accordance with its investment objectives, investment program and policies. The Adviser determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund.

As compensation for services rendered, the Fund pays the Adviser a fee, accrued daily and paid monthly, at the annual rates set forth below as a percentage of the average daily net assets of the Fund. Pursuant to the terms of the Agreement between the Fund and the Adviser, the Adviser will be compensated by the Fund for its services at an annual rate of three-quarters of one percent (.75%) of average daily net assets up to and including $25,000,000 and one-half of one percent (.50%) of average daily net assets in excess of $25,000,000.

The Adviser has agreed to supply and pay for such services as are deemed by the Board of Directors of the Fund to be necessary or desirable and proper for the continuous operations of the Fund (excluding all taxes and charges of governmental agencies and brokerage commissions incurred in connection with portfolio transactions) that exceed, on a per annum basis, one and one-half percent (1.5%) of the average daily net assets of the Fund. Such expenses include (i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Directors; (iii) the fees of the Fund’s custodian and transfer agent; (iv) the fees of the Funds’ legal counsel and independent accountants; (v) the reimbursement of organizational expenses; and (vi) expenses related to shareholder communications including all expenses of shareholders’ and Board of Directors’ meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders. For the six months ended June 30, 2005, there were no expense reimbursements or voluntary fee waivers for the Fund.

The Agreements were approved by their respective Boards of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such party, as defined in the Investment Company Act, on June 9, 2005. In reaching this decision, the Board, including a majority

Notes to Financial Statements (Unaudited)(Continued)
June 30, 2005
PAX WORLD BALANCED FUND, INC.

of the Directors who are not parties to such Agreement or interested persons of any such party, considered, among other things, the historical and recent performance of the Adviser on behalf of the Fund and its shareholders, the historical relationship of the Adviser to the Fund, the commitment of the Adviser to the socially responsible investing policies of the Fund and the competitive nature of the fee charged by the Adviser.

More specifically, the Directors reviewed the Adviser’s most recent financial statements and were satisfied with the Adviser’s financial health and the level of profit earned by the Adviser. They also were provided with, and reviewed, a chart comparing the fees charged by the Adviser with those being charged by advisers to other socially responsible funds and similar charts comparing performance and expense ratios of the Fund to those of other socially responsible funds. The Directors were satisfied that the fees charged by the Adviser and the expenses being charged back to the Fund were reasonable and appropriate. The Directors also reviewed the latest versions of the various policies and procedures adopted by the Adviser with respect to the management of the Fund, and discussed the recent personnel changes undertaken by the Adviser to strengthen its management and compliance capabilities. After reviewing the foregoing, the Directors were sufficiently satisfied with the nature, extent and quality of service being provided by the Adviser to unanimously renew the Agreements.

The Fund maintains a distribution expense plan (the “Plan”) pursuant to Rule 12b-1 under the Act pursuant to which the Fund incurs the expenses of distributing its shares. The Fund has instituted this plan. Such expenses include (but are not limited to) advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature.  The Plan provides that the Fund may pay to one or more of its 12b-1 distributors (i) individually and in the aggregate, up to twenty-five hundredths of one percent (.25%) per annum of its average daily net assets for personal service and/or the maintenance of shareholder accounts as defined by Rule 2830 of the National Association of Securities Dealers Rules of Conduct, and (ii) total distribution fees (including the service fee of .25 of 1%) up to twenty-

Notes to Financial Statements (Unaudited)(Continued)
June 30, 2005
PAX WORLD BALANCED FUND, INC.

five hundredths of one percent (.25%) of its average daily net assets. The Plan may be terminated at any time, without penalty, by (a) the vote of a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan or (b) the vote of the holders of a majority of the outstanding shares of the Fund. If any of the Plans is terminated, the payment of fees to third parties would be discontinued at that time.

The Fund is permitted to invest in the Pax World Money Market Fund, Inc., which is also managed by the Adviser. The Adviser has agreed to waive the portion of the advisory fee necessary to offset the amount of the advisory fee payable by Pax World Money Market Fund, Inc. to the Adviser with respect to any assets that the Fund has invested in the Pax World Money Market Fund, Inc. For the six months ended June 30, 2005, the advisory fee was waived in the amount of $24,325.

Several individuals who are officers and/or Directors of the Fund are also employees of the Adviser.

The Fund currently pays each of its unaffiliated Directors an annual retainer of $3,500 and each of its affiliated Directors an annual retainer of $1,750. Also, the Fund pays each of its unaffiliated Directors a fee of $2,000, and each of its affiliated Directors a fee of $1,000, for attendance at each meeting of the Board of Directors of the Fund.

In addition, the Fund pays $1,000 to each member of its Audit Committee for attendance at each meeting of such committee. The Fund pays $300 to each member of its Nominating Committee for attendance at each meeting of such committee.

Lee D. Unterman, Esq., a partner with the law firm of Kurzman Karelsen & Frank, LLP,  is Secretary and Chief Compliance Officer of the Fund. During the six months ended June 30, 2005, the Fund incurred legal fees and related expenses with Kurzman Karelsen & Frank, LLP, general counsel for the Fund, in the amount of $103,340.

Notes to Financial Statements (Unaudited)(Continued)
June 30, 2005
PAX WORLD BALANCED FUND, INC.

Additionally, Kurzman Karelsen & Frank, LLP serves as general counsel for the Adviser and provides legal services, from time to time, to H.G. Wellington & Co., Inc. (“H.G. Wellington”), the Fund’s distributor and a brokerage firm that the Fund may use to execute brokerage transactions.

Substantially all of the Adviser’s capital stock is currently owned by Mr. Laurence A. Shadek and his three siblings, Messrs. Thomas F. Shadek and James M. Shadek and Ms. Katherine Shadek Boyle. In addition, the Shadek family has a twenty-five and seventy-three hundredths percent (25.73%) ownership interest in H.G. Wellington. Thomas W. Grant, the President of the Adviser and H.G. Wellington, has less than 5% ownership interest in the Adviser and H.G. Wellington. Brokerage commissions and distribution expenses under the Plan paid to H.G. Wellington during the six months ended June 30, 2005 were as follows:

Brokerage	% of Total	Distribution
Commission	Commissions	Expenses
$62,713	12.80%	$3,060

NOTE C—INVESTMENTS  INFORMATION

Purchases and proceeds from sales of investments for the Fund for the six months ended June 30, 2005 were as follows:

Purchases		Sales
	U.S.		U.S.
	Government		Government
Investments*	Bonds	Investments*	Bonds
$244,663,244	$134,982,131	$172,066,716	$24,444,939

*                    excluding short-term investments and U.S. Government bonds

Notes to Financial Statements (Unaudited)(Continued)
June 30, 2005
PAX WORLD BALANCED FUND, INC.

The term “affiliated company” includes other investment companies that are managed by a fund’s adviser. At June 30, 2005, the Fund held the following security of an affiliated company, Pax World Money Market Fund, Inc.:

Value at		Purchased	Sold	Value at	Dividend
12/31/04		Cost	Cost	6/30/05	Income
$38,931,855	*	$225,127,051	$195,078,000	$68,980,906	$833,213

*                    A “controlled affiliate” is a company in which a fund has ownership of at least 25% of the voting securities. At June 30, 2005, the Fund held at least 25% of the Pax World Money Market Fund, Inc.

For Federal income tax purposes, the identified cost of investments owned at June 30, 2005, as well as the gross unrealized appreciation and depreciation of investments and resulting net unrealized appreciation (depreciation) as of June 30, 2005, were as follows:

Identified
cost of			Net
investments	Gross	Gross	unrealized
for Federal	unrealized	unrealized	appreciation
income tax basis	appreciation	depreciation	(depreciation)
$1,402,281,159	$314,008,731	$23,131,441	$290,877,290

NOTE D—TAX  INFORMATION

Under current tax laws, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Fund incurred losses in the amount of $202,650 during the period November 1, 2004 through December 31, 2004, which have been deferred for tax purposes until fiscal year 2005.

At December 31, 2004, the Fund had no capital loss carryforwards.

NOTE E—CUSTODIAN BANK AND CUSTODIAN FEES

The custodian fees charged are reduced, pursuant to expense offset arrangements with the Fund, by an earnings credit which is based upon the

Notes to Financial Statements (Unaudited)(Continued)
June 30, 2005
PAX WORLD BALANCED FUND, INC.

average cash balance maintained at the Fund’s custodian. If the Fund did not have such offset arrangements, it could have invested such amounts in income-producing assets. Custody credits for the Fund for the six months ended June 30, 2005, reported as Fees paid indirectly in the Statements of Operations, were $9,408.

NOTE G—PROXY VOTING

You may obtain a description of the Fund’s proxy voting policies and procedures, without charge, upon request by contacting the Fund directly at 800-767-1729 or on the SEC’s website at www.sec.gov.

The information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by telephoning Pax World (toll-free) at 800-767-1729 or by visiting Pax World’s website at www.paxworld.com or the SEC’s website at www.sec.gov.

NOTE H—QUARTERLY PORTFOLIO HOLDINGS DISCLOSURE

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information contained in the Fund’s Forms N-Q may also be obtained by visiting Pax World’s website at www.paxworld.com or telephoning Pax World (toll-free) at 800-767-1729.

Printed in USA on recycled paper

EVERY SHAREHOLDER’S VOTE IS IMPORTANT PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY
P.O. BOX 9112 FARMINGDALE, NY 11735	VOTE TODAY BY MAIL, TOUCH-TONE PHONE OR THE INTERNET. CALL TOLL FREE 1-888-221-0697 OR LOG ON TO www.proxyweb.com.

PAX WORLD BALANCED FUND, INC.

222 STATE STREET

PORTSMOUTH, NEW HAMPSHIRE 03801-3853

The undersigned hereby appoints Joseph F. Keefe and Maureen L. Conley or any one or more of them, proxies for the undersigned, each with full power of substitution, to vote all shares of common stock of Pax World Balanced Fund, Inc. (the “Fund”) that the undersigned is entitled to vote, at the special meeting of shareholders to be held on February 23, 2006 at 10:00 a.m., local time, at the Sheraton Harborside Portsmouth Hotel and Conference Center, 250 Market Street, Portsmouth, New Hampshire 03801, and at any and all adjournments and postponements thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S).  IF NO DIRECTION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING “FOR” APPROVAL OF THE AMENDMENT TO THE FUND’S CERTIFICATE OF INCORPORATION, WHICH WILL INCREASE THE NUMBER OF AUTHORIZED SHARES OF ITS COMMON STOCK, PAR VALUE $1.00 PER SHARE, FROM SEVENTY-FIVE MILLION (75,000,000) SHARES TO ONE HUNDRED FIFTY MILLION (150,000,000) SHARES.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement furnished therewith.  The undersigned hereby revokes any proxies given prior to the date reflected below.

Date

Signature(s) of Shareholder(s)	(Sign in the Box)

Please complete, date and sign exactly as your name appears herein. If shares are held jointly, each holdershould sign. When signing as attorney, executor, administrator, trustee, guardian or corporate official, please add your title.

N66505  PWB gv

Please fill in box(es) as shown using black or blue ink or number 2 pencil.   X PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND.  PLEASE SIGN AND RETURN THIS CARD IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE OR RECORD YOUR VOTING INSTRUCTIONS VIA THE INTERNET OR TELEPHONE. RETURNING YOUR PROXY CARD (OR PROVIDING VOTING INSTRUCTIONS VIA THE INTERNET OR TELEPHONE) WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE SPECIAL MEETING.

		FOR	AGAINST	ABSTAIN
(1)	To approve an amendment to the Fund’s Certificate of Incorporation that
	would increase the number of authorized shares of its common stock, par	☐	☐	☐
value $1.00 per share, from seventy- five million (75,000,000) shares to one hundred fifty million (150,000,000) shares.

PLEASE DATE AND SIGN ON REVERSE SIDE.

N66505  PWB gv